UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03342

Sit Mid Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:

(612) 332-3223

Date of fiscal year end:    June 30, 2020

Date of reporting period:  December 31, 2020

Item 1:    Reports to Stockholders

Semi-Annual Report

December 31, 2020

Balanced Fund

Dividend Growth Fund

Global Dividend Growth Fund

Large Cap Growth Fund

ESG Growth Fund

Mid Cap Growth Fund

Small Cap Dividend Growth Fund

Small Cap Growth Fund

International Growth Fund

Developing Markets Growth Fund

Sit Mutual Funds

Sit Mutual Funds STOCK FUNDS SEMI-ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

February 4, 2021

Dear Fellow Shareholders:

We expect a post-pandemic, synchronized global recovery to gather steam in 2021, following the deepest economic contraction since World War II in 2020. Unprecedented global stimulus, totaling almost $30 trillion thus far, helped stave off an economic meltdown and is now underwriting a nascent worldwide recovery. However, given elevated equity market valuations, selectivity is now critical as further price gains must be accompanied by improving earnings prospects.

Economic Overview

U.S. health officials predict ready availability of COVID-19 vaccines by midyear, setting the stage for a full reopening of the economy. As the virus is brought under control, a wave of pent-up demand, inventory restocking, and business investment should take hold. Still, potential supply chain bottlenecks, logistical snags, and public resistance represent risks to the inoculation timetable. So far, the U.S. economy has proved relatively resilient post last spring’s stringent lockdowns, as robust demand for home-related and leisure goods has significantly offset a hobbled services sector. A surge in new infections hurt consumer confidence and economic activity, and the prospect of increased restrictions to rein in the outbreak also weighed on the near-term outlook, but confidence has rebounded recently on vaccine progress and an improving economy. While the immunization process is off to a slow start, President Biden has vowed to direct 100 million injections (of a two-dose regimen) in the first 100 days of his administration. We anticipate a challenging first calendar quarter 2021 for COVID-19 caseloads and year-over-year GDP growth (although now buoyed by a fresh $900 billion stimulus package) to give way to improved trends and easy comparisons in the second quarter. In the back half of 2021, the U.S. economy may very well be hitting on all cylinders, assuming no huge delays in vaccine delivery. The services sector, which contributes more than 75% to GDP from a production standpoint, represents the largest source of potential upside as social distancing restrictions end.

We expect some upward pressure on inflation, which has edged higher during the pandemic, as more people become vaccinated and the economy reopens. The CPI (Consumer Price Index) will likely rise above the Federal Reserve’s previously stated target of +2.0 percent by midyear, considering the “easy” comparison to the depressed prices of the previous summer. Nonetheless, we expect the increase in inflation to be a relatively short-term phenomenon, lasting 12 to 18 months. As the economy normalizes and pent-up demand subsides, we believe inflation pressures will naturally subside. We expect longer-term interest rates to rise with higher inflation expectations, which will lead to a steeper yield curve in 2021.

With wins in the two Georgia Senate run-off elections, Democrats now control both chambers of Congress, paving the way for higher federal spending and the party’s other policy priorities. Excluding COVID-19-related aid, President-elect Biden’s agenda calls for additional spending exceeding $7 trillion over ten years, offset by $4 trillion in higher taxes and other revenue. Yet, razor-thin Senate control suggests moderate Democrats may temper Biden’s more ambitious policies. Increased infrastructure spending, which has bipartisan support, may prove the area with the most upside. The incoming president is seeking nearly $2 trillion in spending immediately to combat the economic downturn and the COVID-19 pandemic, although $1 trillion may be a more realistic expectation. On the negative side, business confidence may be undermined by “re-regulation” and a partial rollback in corporate tax cuts. The timing and magnitude of any change in tax policy will have significant economic and investment implications.

Another round of lockdowns and increased restrictions across Europe, though less severe than those enforced last spring, has helped slow an autumn surge in COVID-19 infections. A notable exception is the U.K., where a more contagious variant has taken hold. The region’s central banks continue to inject considerable liquidity into the financial system to backstop the economies and kickstart growth. In the last ten months alone, the European Central Bank has expanded its balance sheet +50% to €2.3 trillion, versus €2.8 trillion for the prior ten-year period. Manufacturing also continues to recover, thanks in part to solid export demand, with the December manufacturing PMI climbing to a 36-month high in the U.K. and a 32-month high in the Euro Area. Still, with services accounting for more than two-thirds of GDP, continued social distancing restrictions are pummeling economic growth, with double-digit declines in some countries in 2020. Fortunately, despite some recent hiccups, Western Europe appears well-positioned in terms of vaccine readiness and distribution capabilities.

Rock-bottom interest rates, a weakening U.S. dollar, rising commodity prices, and improving global trade are tailwinds for emerging markets. China’s economy has seen a sharp recovery in recent months, driven by increased private consumption and manufacturing capital spending. Notably, China is the only major country to report positive GDP growth for full year 2020. Given the steady economic recovery and vaccine development progress, Beijing stated it would normalize policy as the year progresses. However, insofar as 2021 marks the beginning of the nation’s 14th Five Year Plan and the 100th anniversary of the Chinese Communist Party, growth stability will remain a top priority. Thus, the pace of normalization will likely be gradual and flexible. Other emerging markets have lagged China’s strong rebound, but we remain optimistic that above-trend growth will occur in most Asian economies, particularly South Korea, India, and Singapore.

Despite our positive outlook for the global economy in the year ahead, a word of caution is in order. Governments worldwide have amassed considerable debt, which is being used to cushion the pandemic’s economic blow. Combined with demographic challenges, this will pressure global GDP growth rates over time and make the economies especially vulnerable to unexpected inflation and higher interest rates. This reality will have direct implications for our investment strategy once the cyclical rebound fades, perhaps by the end of 2021.

2	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Equity Strategy

Despite a challenging year for corporate earnings, U.S. stocks surged ahead in 2020 due to a combination of a resilient U.S. economy, massive fiscal and monetary stimulus, and positive vaccine development. To be sure, current valuations broadly reflect further improvement in corporate earnings. We believe stock picking is now critical in determining which companies can generate sufficient earnings growth to justify the valuation rebound.

Rising stock markets are an offshoot of improving prospects for corporate earnings and abundant liquidity. Plus, as central banks employ a low interest rate policy, the T.I.N.A.-effect (i.e., there-is-no-alternative) is pushing some investors out on the risk curve and into equities. The “fear of missing out” return of the day trader has also contributed to positive equity momentum. With the so-called “Fed put” firmly in place and the approval of COVID-19 vaccines, Citigroup’s strategist’s “Panic-Euphoria” model rose to an all-time high in December, surpassing investor euphoria at the height of the 2000 dotcom bubble. While some investor confidence gauges are not as extended, many are near historically peak levels. The maxim, “don’t fight the Fed,” is as true for equities as it is for bonds. However, excess liquidity (and low interest rates) is fostering speculation in some segments of financial markets, which is particularly evident in surging first-day performances of many unprofitable IPOs.

Growth equity indices outperformed their value peers considerably for the year, continuing a trend that has persisted for much of the past decade. Driven by stellar gains in large capitalization technology stocks and stay-at-home beneficiaries, the tech-heavy Russell 1000 Growth® Index produced a whopping +38.49% return in 2020.The so-called FAANG + M technology stocks (i.e., Facebook, Amazon, Apple, Netflix, Google, and Microsoft) contributed 66% and 52% to the annual returns of the S&P 500® and Russell 1000 Growth® indexes, respectively. However, breadth of stock market performance has improved considerably over the last four months of the year on encouraging COVID-19 vaccine developments.

In terms of sector positioning, the prevailing reflationary backdrop has led to a more constructive view on the financial sector, as a combination of higher interest rates, improving credit, and strong asset prices provide an earnings tailwind. We continue to overweight the technology sector but have shifted the emphasis to hardware from software due to significant valuation differentials. We believe select semiconductor and hardware companies will continue to benefit from both cyclical (i.e., business capital investment) and secular trends (e.g., A.I., cloud computing, electric vehicles, 5G communications, Internet of Things, robotics, and autonomous vehicles) that will drive growth for many years to come. We also remain positive on the outlook for industrials, although stock prices are, at least partially, discounting an improvement in most major end markets in 2021. Our holdings in industrial stocks focus on companies that will benefit from potential infrastructure legislation, a clear priority of the Biden administration. Finally, we continue to find attractive opportunities in the health care sector, although sentiment will continue to be influenced by political and regulatory developments. Hospital and health-care service companies are poised to see accelerating revenue and profit growth, as utilization increases while the global pandemic abates. Medical device manufacturers will also benefit from accelerating procedure volume growth globally and currency tailwinds.

Sentiment has begun to improve for dividend-paying stocks as fears over dividend cuts have subsided in recent months. As of December 31, 2020, we calculate that over two-thirds of the S&P 500® stocks currently offer dividend yields above the 10-year Treasury yield. Corporations have been understandably hesitant to increase payouts in 2020. Nonetheless, we expect dividend growth to resume in the near term, particularly for companies with durable business models, solid balance sheets, and strong cash flow. We believe an improving economy in the year ahead will lead to an acceleration in earnings and dividend growth. This, combined with attractive valuations for dividend-paying stocks, should lead to sustained positive sentiment towards dividend-paying equities. Sentiment has also turned noticeably positive for smaller capitalization stocks. This capitalization size has trailed the overall market for the last several years. Yet, with the U.S. economy poised to gain sustainable traction, the stars are aligned for solid small cap stock performance. Small cap stocks are attractively valued and tend to be more direct beneficiaries of economic improvement.

As for international portfolios, we remain positive on equities in China, South Korea, and India, as these countries are further along in their economic recoveries due to the early implementation of strict social-distancing measures to control the COVID-19 outbreak. The MSCI China Index underperformed the MSCI Emerging Markets and MSCI World indexes in fourth quarter 2020 due to policy tightening concerns and renewed U.S.-China tensions. Nonetheless, we remain constructive on Chinese stocks, given improving earnings growth, a still-benign domestic policy setting, a recovering global economy aided by expanded vaccinations, a more predictable U.S.-China relationship under a Biden administration, and continued Fed policy support. We are cautious on Chinese Internet stocks near term given regulation uncertainties but remain optimistic on the segment’s growth prospects in the intermediate to long term. South Korean holdings include exporters, work-from-home and consumer spending beneficiaries, and electric vehicle companies. Our equity holdings in India are positioned in sectors that will profit from an improving domestic economy, i.e., consumer, financials, energy, information services, and industrials.

Roger J. Sit

Chairman, President, CEO and Global CIO

DECEMBER 31, 2020	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The dual objectives of the Sit Balanced Fund are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

Fund Performance

The Sit Balanced Fund’s return for the 6-month period ending December 31, 2020 was +15.47%. The S&P 500® Index return was +22.16% over the period, while the Bloomberg Barclays Aggregate Bond Index gained +1.29%.

Factors that Influenced the Fund’s Performance

Returns for the fixed-income portion of the portfolio exceeded those of the Bloomberg Barclays Aggregate Bond Index for the 6-month period, as the portfolio’s significant income advantage combined with a recovery in the portfolio’s non-government-related positions to drive returns. The dark pessimistic cloud of COVID-19 affecting so many of us was pierced during the second half of the period, as it became increasingly apparent that a vaccine, even multiple vaccines, would be available months sooner than originally predicted. The Federal Reserve anchored short-term rates near zero and indicated they intend to continue to do so in the near term, further boosting bond market investor optimism. Closed-end bond funds, which tend to benefit from “risk-on” market sentiment, experienced significant price appreciation as a result and meaningfully added to returns. The portfolio’s positions in high quality agency mortgage-backed securities under-performed, as they did not experience as much price appreciation as lower quality sectors during the risk-on market environment. In fact, the structured mortgage sectors were the only ones in the portfolio to underperform the benchmark on a relative basis during the period. The outperformance in the equity portion of the Fund during the period was driven heavily by strong stock selection in the health services sector, as well as a large underweight position in the energy minerals sector. Positive stock selection in the electronic technology and consumer durables sectors also boosted returns. Key holdings during the period included HCA Healthcare, Applied Materials, and YETI Holdings. Adversely affecting performance was the Fund’s stock selection in the consumer services and process industries sectors.

Outlook and Positioning

The fixed-income portion of the portfolio is positioned to take advantage of post-COVID-19 economic normalization, which in conjunction with the massive fiscal and monetary stimulus and extensive pent-up demand by consumers is expected to drive a strengthening economy in 2021. We expect non-government holdings to continue to outperform in the near term and have overweighted allocations to closed-end bond funds and corporate bonds and underweighted government bond sectors accordingly. We continue to emphasize main-

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Bloomberg Barclays Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2 Bloomberg Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year. This is the primary index for the fixed income portion of the Fund.

taining an income advantage relative to the benchmark, which we expect to drive outperformance over the market cycle. In the equity portion of the Fund, we have maintained a large overweight position in technology companies that should benefit from emerging secular trends, some of which have been accelerated by the COVID-19 pandemic. Additionally, we have been increasing our exposure to early-stage cyclicals (e.g., transports), which should disproportionally benefit more than the market as economic growth improves in during 2021.

As of December 31, 2020, the asset allocation of the Fund was 63% equity, 33% fixed-income, and 4% cash and equivalents.

Roger J. Sit

Bryce A. Doty

Portfolio Managers

4	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2020
	Sit Balanced Fund	S&P 500® Index 1	Bloomberg Barclays Aggregate Bond Index 2

Six Month	15.47%	22.16%	1.29%

One Year	20.74	18.40	7.51

Five Year	11.79	15.22	4.44

Ten Year	9.97	13.89	3.84

Since Inception (12/31/93)	7.71	10.16	5.31

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Bloomberg Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 12/31/20:	$30.03 Per Share

Net Asset Value 6/30/20:	$26.37 Per Share

Total Net Assets:	$61.2 Million

TOP HOLDINGS

Top Equity Holdings:

1. Apple, Inc.

2. Amazon.com, Inc.

3. Microsoft Corp.

4. Alphabet, Inc.

5. Visa, Inc.

Top Fixed Income Holdings:

1. U.S. Treasury Bond, 0.13%, 4/30/22

2. U.S. Treasury Inflation Indexed Bonds, 0.25%, 2/15/50

3. U.S. Treasury Bill, 0.07%, 1/21/21

4. Putnam Master Intermediate Income Trust

5. Putnam Premier Income Trust

Based on total net assets as of December 31, 2020. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2020. Subject to change.

DECEMBER 31, 2020	5

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2020

Sit Balanced Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 63.2%

Communications - 1.8%

American Tower Corp.	2,975	667,769

Verizon Communications, Inc.	7,100	417,125

		1,084,894

Consumer Durables - 1.1%

YETI Holdings, Inc. *	9,600	657,312

Consumer Non-Durables - 4.0%

Conagra Brands, Inc.	8,900	322,714

Constellation Brands, Inc.	2,275	498,339

Estee Lauder Cos., Inc. - Class A	2,375	632,201

Mondelez International, Inc.	6,300	368,361

NIKE, Inc.	1,775	251,109

PepsiCo, Inc.	2,475	367,042

		2,439,766

Consumer Services - 3.6%

McDonald’s Corp.	2,300	493,534

Starbucks Corp.	4,850	518,853

Visa, Inc.	5,525	1,208,483

		2,220,870

Electronic Technology - 9.4%

Apple, Inc.	18,125	2,405,006

Applied Materials, Inc.	9,300	802,590

Broadcom, Inc.	1,660	726,831

Ciena Corp. *	4,450	235,183

Keysight Technologies, Inc. *	5,100	673,659

NVIDIA Corp.	1,250	652,750

Qualcomm, Inc.	1,625	247,552

		5,743,571

Finance - 4.7%

Ameriprise Financial, Inc.	2,250	437,242

Aon, PLC	1,900	401,413

Chubb, Ltd.	2,950	454,064

First Republic Bank	1,750	257,128

Goldman Sachs Group, Inc.	2,100	553,791

JPMorgan Chase & Co.	3,425	435,215

T Rowe Price Group, Inc.	2,075	314,134

		2,852,987

Health Services - 2.7%

HCA Healthcare, Inc.	3,900	641,394

UnitedHealth Group, Inc.	2,925	1,025,739

		1,667,133

Health Technology - 6.5%

Abbott Laboratories	3,550	388,690

AbbVie, Inc.	2,750	294,662

Bristol-Myers Squibb Co.	7,300	452,819

Bristol-Myers Squibb Co., Rights *	1,025	707

DexCom, Inc. *	1,790	661,799

Name of Issuer	Quantity	Fair Value ($)

Intuitive Surgical, Inc. *	620	507,222

Johnson & Johnson	3,000	472,140

Medtronic, PLC	4,375	512,488

Thermo Fisher Scientific, Inc.	1,525	710,315

		4,000,842

Process Industries - 1.4%

Ecolab, Inc.	1,875	405,675

Sherwin-Williams Co.	600	440,946

		846,621

Producer Manufacturing - 4.1%

3M Co.	875	152,941

Honeywell International, Inc.	2,275	483,892

L3Harris Technologies, Inc.	2,775	524,531

Motorola Solutions, Inc.	1,700	289,102

Northrop Grumman Corp.	500	152,360

Parker-Hannifin Corp.	450	122,584

Safran SA, ADR *	13,950	494,667

Trane Technologies, PLC	2,175	315,723

		2,535,800

Retail Trade - 5.7%

Amazon.com, Inc. *	540	1,758,742

CVS Health Corp.	7,250	495,175

Home Depot, Inc.	2,050	544,521

TJX Cos., Inc.	6,550	447,300

Ulta Beauty, Inc. *	795	228,292

		3,474,030

Technology Services - 16.3%

Accenture, PLC	2,025	528,950

Adobe, Inc. *	1,525	762,683

Alphabet, Inc. - Class A *	620	1,086,637

Alphabet, Inc. - Class C *	205	359,135

Atlassian Corp., PLC *	3,250	760,078

Autodesk, Inc. *	1,600	488,544

DocuSign, Inc. *	525	116,708

Dynatrace, Inc. *	5,975	258,538

Facebook, Inc. *	3,065	837,235

Intuit, Inc.	1,200	455,820

Microsoft Corp.	7,800	1,734,876

Paycom Software, Inc. *	600	271,350

PayPal Holdings, Inc. *	3,300	772,860

salesforce.com, Inc. *	3,950	878,994

ServiceNow, Inc. *	560	308,241

Splunk, Inc. *	1,950	331,286

		9,951,935

Transportation - 1.4%

FedEx Corp.	1,725	447,844

Union Pacific Corp.	2,050	426,851

		874,695

See accompanying notes to financial statements.

6	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity /Principal Amount ($)	Fair Value ($)

Utilities - 0.5%

NextEra Energy, Inc.	4,140	319,401

Total Common Stocks (cost: $22,592,457)		38,669,857

Bonds - 29.4%

Asset-Backed Securities - 1.2%

Bayview Opportunity Master Fund, 2017-SPL1 A, 4.00%, 10/28/64 1, 4	45,442	47,269

Credit Suisse First Boston Mortgage Corp., 2005-AGE1 M3, 1 Mo. Libor + 0.98, 1.12%, 2/25/32 [1]	269	269

New Century Home Equity Loan Trust, 2005-A A4W, 4.71%, 8/25/35 [14]	4,037	4,090

OSCAR US Funding Trust VII, LLC, 2017-2A A4, 2.76%, 12/10/24 [4]	89,909	91,181

Small Business Administration:

2008-20A 1, 5.17%, 1/1/28	31,605	34,360

2007-20H 1, 5.78%, 8/1/27	30,194	32,677
Towd Point Mortgage Trust:

2020-MH1 A1A, 2.18%, 2/25/60 1, [4]	163,783	166,700

2019-MH1 A2, 3.00%, 11/25/58 1, [4]	100,000	103,321

2019-SJ3 A2, 3.00%, 11/25/59 1, [4]	125,000	128,445

2019-SJ1 A1, 3.75%, 11/25/58 1, [4]	50,399	50,649

2019-SJ1 A2, 4.17%, 11/25/58 1, [4]	100,000	101,939

		760,900

Collateralized Mortgage Obligations - 3.6%

Fannie Mae:

2017-84 JP, 2.75%, 10/25/47	51,371	54,488

2003-34 A1, 6.00%, 4/25/43	32,899	38,193

2004-T1 1A1, 6.00%, 1/25/44	20,324	23,687

1999-17 C, 6.35%, 4/25/29	10,045	11,274

2001-82 ZA, 6.50%, 1/25/32	14,366	16,253

2009-30 AG, 6.50%, 5/25/39	43,400	50,801

2013-28 WD, 6.50%, 5/25/42	42,003	50,313

2004-T1 1A2, 6.50%, 1/25/44	65,486	77,163

2004-W9 2A1, 6.50%, 2/25/44	36,817	43,392

2010-108 AP, 7.00%, 9/25/40	1,600	1,879

2004-T3, 1A3, 7.00%, 2/25/44	6,751	8,094

1993-21 KA, 7.70%, 3/25/23	14,116	14,824

Freddie Mac:

4784 BV, 3.50%, 12/15/32	100,000	102,097

4293 BA, 5.28%, 10/15/47 [1]	12,235	14,062

2122 ZE, 6.00%, 2/15/29	53,621	61,513

2126 C, 6.00%, 2/15/29	33,702	38,169

2485 WG, 6.00%, 8/15/32	34,288	39,403

2480 Z, 6.00%, 8/15/32	33,403	38,097

2575 QE, 6.00%, 2/15/33	16,534	19,082

2980 QA, 6.00%, 5/15/35	17,842	21,149

2283 K, 6.50%, 12/15/23	3,562	3,773

2357 ZJ, 6.50%, 9/15/31	22,751	25,664

4520 HM, 6.50%, 8/15/45	27,383	32,789

Name of Issuer	Principal Amount ($)	Fair Value ($)

1142 IA, 7.00%, 10/15/21	1,741	1,745

3704 CT, 7.00%, 12/15/36	15,019	18,264

2238 PZ, 7.50%, 6/15/30	12,940	15,454

Government National Mortgage Association:

2015-80 BA, 6.99%, 6/20/45 [1]	22,007	25,546

2018-147 AM, 7.00%, 10/20/48	74,589	83,442

2018-160 DA, 7.00%, 11/20/48	72,216	81,289

2014-69 W, 7.21%, 11/20/34 [1]	24,915	29,179

2013-133 KQ, 7.31%, 8/20/38 [1]	25,443	30,139

2005-74 HA, 7.50%, 9/16/35	7,255	7,774

JP Morgan Mortgage Trust:

2019-HYB1 A5A, 3.00%, 10/25/49 1, [4]	108,162	110,819

2020-8 A3, 3.00%, 3/25/51 1, [4]	47,191	48,643

2019-8 A4, 3.50%, 3/25/50 1, [4]	55,042	55,418

2019-9 A8, 3.50%, 5/25/50 1, [4]	125,000	127,932

2020-2 A4, 3.50%, 7/25/50 1, [4]	100,251	101,697

New Residential Mortgage Loan Trust: 2018-3A A1, 4.50%, 5/25/58 1, [4]	64,249	69,669

PMT Loan Trust: 2013-J1 A11, 3.50%, 9/25/43 1, [4]	74,409	75,912

Sequoia Mortgage Trust:

2020-4 A5, 2.50%, 11/25/50 1, [4]	94,899	97,487

2019-5 A4, 3.50%, 12/25/49 1, [4]	58,301	59,217

2020-2 A4, 3.50%, 3/25/50 1, [4]	95,523	97,169

Vendee Mortgage Trust:

2008-1 B, 6.21%, 3/15/25 [1]	10,478	12,177

1994-2 2, 6.32%, 5/15/24 [1]	6,426	6,571

Wells Fargo Mortgaged Backed Securities Trust:

2020-5 A3, 2.50%, 9/25/50 1, [4]	72,216	74,228

2020-2 A17, 3.00%, 12/25/49 1, [4]	83,044	85,283

2020-2 A3, 3.00%, 12/25/49 1, [4]	77,392	78,767

		2,179,980

Corporate Bonds - 10.5%

American Airlines, 3.20%, 6/15/28	80,950	78,934

American Financial Group, 5.25%, 4/2/30	200,000	247,490

AXIS Specialty Finance, 3.90%, 7/15/29	100,000	110,270

Bank of America Corp., 3.25%, 10/21/27	100,000	111,909

Booking Holdings, Inc., 4.63%, 4/13/30	150,000	186,387

British Airways 2013-1 Class A Pass Through Trust, 4.63%, 6/20/24 [4]	187,454	186,407

Burlington Resources, LLC, 7.40%, 12/1/31	50,000	74,848

Cabot Corp., 3.40%, 9/15/26	183,000	198,069

Cadence BanCorp. (Subordinated), 3 Mo. Libor + 4.66, 4.88%, 3/11/25 1, [4]	200,000	198,019

Canadian Pacific Railway Co., 7.13%, 10/15/31	100,000	148,105

Charles Schwab Corp., 3.25%, 5/22/29	100,000	114,813

Charles Stark Draper Laboratory, Inc., 4.39%, 9/1/48	100,000	120,684

CNO Financial Group, Inc., 5.25%, 5/30/29	100,000	120,725

See accompanying notes to financial statements.

DECEMBER 31, 2020	7

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2020

Sit Balanced Fund (Continued)

Name of Issuer	Principal Amount ($)	Fair Value ($)

Comerica, Inc., 4.00%, 2/1/29	150,000	178,700

Cox Communications, Inc., 8.38%, 3/1/39 [4]	100,000	172,248

Delta Air Lines 2015-1 Class A Pass Through Trust, 3.88%, 7/30/27	156,592	160,408

Delta Air Lines, Inc./SkyMiles, 4.75%, 10/20/28 [4]	200,000	218,302

Doric Nimrod Air Alpha 2013-1 Trust, 5.25%, 5/30/23 [4]	28,899	27,004

Doric Nimrod Air Finance Alpha 2012-1 Trust, 5.13%, 11/30/22 [4]	21,052	19,913

Duke Energy Florida, LLC, 2.54%, 9/1/29	50,000	54,065

Entergy Louisiana, LLC, 4.95%, 1/15/45	150,000	165,532

Equifax, Inc., 6.90%, 7/1/28	150,000	195,897

Fidus Investment Corp., 4.75%, 1/31/26	100,000	102,055

Flex, Ltd., 4.88%, 5/12/30	200,000	240,470

Fulton Financial Corp. (Subordinated), 4.50%, 11/15/24	150,000	166,099

Georgia-Pacific, LLC, 7.38%, 12/1/25	100,000	130,358

ITT, LLC, 7.40%, 11/15/25	25,000	31,616

Johnson & Johnson, 3.55%, 3/1/36	150,000	185,244

JPMorgan Chase & Co., 8.75%, 9/1/30	100,000	148,811

Lincoln National Corp., 7.00%, 6/15/40	100,000	153,007

Mercury General Corp., 4.40%, 3/15/27	100,000	110,734

Northern Trust Corp. (Subordinated), 3 Mo. Libor + 1.13, 3.38%, 5/8/32 [1]	150,000	164,475

Phillips 66, 2.15%, 12/15/30	50,000	50,759

Principal Financial Group, Inc., 3 Mo. Libor + 3.04, 3.27%, 5/15/55 [1]	100,000	96,000

Principal Life Global Funding, 6.13%, 10/15/33 [4]	100,000	145,149

Schlumberger Investment SA, 2.65%, 6/26/30	150,000	160,136

Security Benefit Life Insurance Co. (Subordinated), 7.45%, 10/1/33 [4]	100,000	102,363

Simon Property Group LP, 2.45%, 9/13/29	150,000	157,564

Southwest Airlines Co., 2.63%, 2/10/30	185,000	188,301

Spirit Airlines 2015-1A Trust, 4.10%, 4/1/28	123,916	117,793

Union Pacific Railroad Co., 2014-1 Pass Through Trust, 3.23%, 5/14/26	119,040	131,380

United Airlines 2013-1 Class A Pass Through Trust, 4.30%, 8/15/25	175,701	177,454

United Airlines 2015-1 Class A Pass Through Trust, 3.70%, 12/1/22	125,000	123,878

Unum Group, 4.50%, 12/15/49	25,000	26,344

Wachovia Corp., (Subordinated), 7.57%, 8/1/26 [14]	100,000	131,704

Webster Financial Corp., 4.38%, 2/15/24	125,000	133,729

WestRock MWV, LLC, 7.95%, 2/15/31	100,000	142,779

		6,406,931

Name of Issuer	Principal Amount ($)	Fair Value ($)

Federal Home Loan Mortgage Corporation - 0.2%

6.50%, 2/1/22	1,983	1,998

7.50%, 7/1/29	101,148	118,414

8.00%, 2/1/34	12,109	14,548

8.50%, 9/1/24	5,252	5,316

		140,276

Federal National Mortgage Association - 1.1%

2.68%, 2/1/35	150,000	163,979

5.50%, 10/1/33	67,840	76,920

6.50%, 2/1/24	11,863	12,413

6.50%, 9/1/27	37,996	42,570

6.50%, 6/1/40	98,095	111,478

7.00%, 1/1/32	10,204	11,166

7.00%, 3/1/33	18,611	21,052

7.00%, 12/1/38	35,234	39,235

8.00%, 6/1/24	7,590	8,115

8.00%, 1/1/31	9,976	10,085

8.00%, 2/1/31	17,647	21,993

8.00%, 9/1/37	57,857	71,822

8.43%, 7/15/26	2,443	2,495

8.50%, 10/1/30	22,743	27,120

10.00%, 6/1/31	23,649	26,405

		646,848

Government National Mortgage Association - 0.3%

5.00%, 5/20/48	69,156	76,696

5.75%, 12/15/22	12,928	13,842

6.50%, 11/20/38	14,918	16,720

7.00%, 12/15/24	6,997	7,460

7.00%, 11/20/27	10,602	12,156

7.00%, 9/20/29	27,479	31,741

7.00%, 9/20/38	9,980	11,963

7.50%, 4/20/32	19,205	21,726

8.00%, 7/15/24	4,017	4,196

		196,500

Taxable Municipal Securities - 7.4%

Bucks Co. Industrial Dev. Auth., 4.00%, 10/1/21	30,000	30,101

Buffalo State Col. Foundation Hsg. Corp., 2.80%, 11/1/30	100,000	104,075

Colorado Health Fac. Auth., 4.48%, 12/1/40	150,000	157,150

Coventry Local Sch. Dist., 2.20%, 11/1/29	200,000	203,290

Essex Co. Impt. Auth., 3.97%, 8/1/30 [4]	200,000	199,768

Florida Dev. Fin. Corp., 4.11%, 4/1/50	150,000	152,792

GBG, LLC, 3.50%, 6/1/37 [4]	150,000	156,653

Great Lakes Water Auth. Sewage Disposal System, 3.51%, 7/1/44	150,000	161,194

Kentucky Higher Edu. Student Loan Corp. (Subordinated), 5.27%, 6/1/36	100,000	105,717

LaGrange Co. Regional Utility Dist., 2.98%, 1/1/40	230,000	232,284

See accompanying notes to financial statements.

8	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Principal Amount ($)/ Quantity	Fair Value ($)

Massachusetts Edu. Auth.:

4.00%, 1/1/32	90,000	91,720

4.41%, 7/1/34	50,000	53,968

MI Hsg. Dev. Auth., 3.53%, 6/1/50	65,000	67,293

Middleburg Heights Hosp., 4.07%, 8/1/47	100,000	106,872

MN Hsg. Fin. Agy.:

2.31%, 1/1/27	200,000	205,514

4.73%, 1/1/49	85,000	89,049

ND Hsg. Fin. Agy., 3.70%, 7/1/33	100,000	105,187

NH Business Fin. Auth., 3.82%, 9/1/38	200,000	204,990

NJ Higher Edu. Student Assit. Auth., 3.50%, 12/1/39 [8]	100,000	104,384

North Hudson Sewer Auth., 2.88%, 6/1/28	150,000	163,484

NY Mortgage Agency, 2.98%, 10/1/40	150,000	151,238

Oregon State Fac. Auth., 3.29%, 10/1/40	100,000	98,945

Public Fin. Auth., 4.23%, 7/1/32	105,000	126,521

So. Dakota Hsg. Dev. Auth., 3.89%, 5/1/32	15,000	15,985

South Carolina Ports Auth., 3.88%, 7/1/55	150,000	156,648

South Carolina Student Loan Corp., 2.92%, 12/1/28	200,000	200,724

St. John’s Co. Indst. Dev. Auth.:

3.80%, 10/1/50	235,000	241,298

4.00%, 8/1/50	200,000	201,034

Texas Children’s Hospital, 3.37%, 10/1/29 [17]	115,000	130,152

Tulane University, 0.52%, 2/15/36 [1]	90,000	84,833

Utah Charter Sch. Fin. Auth., 2.40%, 10/15/27	205,000	207,335

Westchester Co. Local Dev. Corp., 3.85%, 11/1/50	200,000	209,044

		4,519,242

U.S. Treasury / Federal Agency Securities - 5.1%

U.S. Treasury Bill, 0.07%, 1/21/21 [6]	350,000	349,985

U.S. Treasury Bond, 0.13%, 4/30/22	2,000,000	2,000,469

U.S. Treasury Inflation Indexed Bonds:

0.13%, 1/15/30	101,207	112,891

0.13%, 7/15/30	203,118	227,831
0.25%, 2/15/50	354,484	422,283

		3,113,459

Total Bonds (cost: $17,371,402)		17,964,136

Investment Companies - 3.4%

BlackRock Enhanced Government Fund	4,886	65,746

BlackRock Income Trust	23,300	141,431

DoubleLine Opportunistic Credit Fund	10,411	204,576

Duff & Phelps Utility & Corp. Bond Tr., Inc.	8,900	89,178

Eaton Vance Short Duration Div. Inc. Fund	14,000	173,040

Eaton Vance, Ltd. Duration Inc. Fund	15,700	196,721

Franklin, Ltd. Duration, Income Trust	21,600	203,472

MFS Intermediate Income Trust	24,500	93,345

Nuveen Multi-Market Income Fund, Inc.	3,953	28,422

Name of Issue	Quantity	Fair Value ($)

Nuveen Preferred & Income Securities Fund	10,400	101,192

Putnam Master Intermediate Income Trust	67,300	284,679

Putnam Premier Income Trust	60,375	280,744

WA Inflation-Linked Opp. & Inc. Fund	209	2,594

WA Inflation-Linked Sec. & Inc. Fund	15,200	207,328

Total Investment Companies (cost: $1,936,209)		2,072,468

Short-Term Securities - 3.7%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.01%	2,295,568	2,295,568
(cost: $2,295,568)

Total Investments in Securities - 99.7% (cost: $44,195,636)		61,002,029

Other Assets and Liabilities, net - 0.3%		186,314

Total Net Assets - 100.0%		$61,188,343

*	Non-income producing security.

[1]

Variable rate security. Rate disclosed is as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[4]

144A Restricted Security. The total value of such securities as of December 31, 2020 was $3,197,571 and represented 5.2% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying.

[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At December 31, 2020, 0.2% of net assets in the Fund was invested in such securities.

[1][4]	Step Coupon: A bond that pays a coupon rate that increases on a specified date(s). Rate disclosed is as of December 31, 2020.

[1][7]

Security that is either an absolute and unconditional obligation of the United States Government or is collateralized by securities, loans, or leases guaranteed by the U.S. Government or its agencies or instrumentalities.

ADR — American Depositary Receipt

LLC — Limited Liability Company

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

DECEMBER 31, 2020	9

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2020

Sit Balanced Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2020 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks **	38,669,857	—	—	38,669,857
Asset-Backed Securities	—	760,900	—	760,900
Collateralized Mortgage Obligations	—	2,179,980	—	2,179,980
Corporate Bonds	—	6,406,931	—	6,406,931
Federal Home Loan Mortgage Corporation	—	140,276	—	140,276
Federal National Mortgage Association	—	646,848	—	646,848
Government National Mortgage Association	—	196,500	—	196,500
Taxable Municipal Securities	—	4,519,242	—	4,519,242
U.S. Treasury / Federal Agency Securities	—	3,113,459	—	3,113,459
Investment Companies	2,072,468	—	—	2,072,468
Short-Term Securities	2,295,568	—	—	2,295,568

Total:	43,037,893	17,964,136	—	61,002,029

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

10	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

[This page intentionally left blank.]

DECEMBER 31, 2020	11

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

Fund Performance

The Sit Dividend Growth Fund Class I posted a +20.66% return during the 6-month period ending December 31, 2020, compared with the +22.16% return for the S&P 500® Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 2.08% as of 12/31/ 20, compared with 1.62% for the S&P 500® Index.

Factors that Influenced the Fund’s Performance

Although the Fund posted strong absolute returns over the 6-month period, it underperformed the S&P500® Index. The key reason was the exceptional returns for non-dividend-paying stocks during the COVID-19 outbreak (i.e., Non-dividend paying stocks in the S&P 500® were up +27% during the period compared with +20% for dividend-paying stocks.). The two main sectors that led to underperformance during the period were utilities and consumer services. The Fund maintained an overweight position in the utilities sector, as valuations and high dividend yields appeared attractive. However, with investors rotating into more cyclical sectors and away from stay-at-home beneficiaries, the sector lagged the overall market. Regarding the consumer services sector, the Fund’s performance was negatively affected by not owning reopening economy beneficiaries, such as Walt Disney and Starbucks, as well as underweighting the group. Numerous companies in the sector benefitted from an increase in technology investment during the pandemic, but many of them do not pay dividends. Conversely, the Fund benefitted from a large overweight position and stock selection in the electronic technology sector. Many of these companies were beneficiaries of increased technology spending. Key holdings included Qualcomm and Analog Devices. Stock selection in the producer manufacturing sector and an underweight position in the retail trade sector also helped performance.

Outlook and Positioning

Sentiment has begun to improve for dividend-paying stocks, as fears over dividend cuts have subsided in recent months. As of December 31, 2020, we calculate that over two-thirds of S&P 500® stocks currently offer dividend yields above the 10-year Treasury yield. With the economy beginning to gradually reopen, we expect attention to shift from fears of payout cuts to focus on companies increasing cash flow returns to shareholders as business models stabilize, which will provide a tailwind for dividend-paying stocks. Within this

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

framework, we believe one must be selective, and our focus remains on owning only dividend-paying stocks with strong balance sheets and cash flow generation, with business models that are not susceptible to large-scale disruptions from secular changes. Our favorite sectors include electronic technology and healthcare technology. Electronic technology should benefit from secular market shifts, many of which accelerated during the pandemic as companies invested in technology to facilitate a migration to work from home. In health-care technology, the Fund is focused on companies that will benefit from aging demographics and company-specific innovation. We remain positive on the outlook for industrials, although equity prices are already somewhat discounting an improvement in most major end markets in 2021 We continue to believe that a diversified portfolio of high quality, dividend-paying companies provides investors the opportunity to participate in market gains, while also offering them downside protection if market fundamentals deteriorate.

Roger J. Sit

Kent L. Johnson

Portfolio Managers

12	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2020
	Sit Dividend Growth Fund		S&P 500®
	Class I	Class S	Index 1

Six Month	20.66%	20.56%	22.16%

One Year	13.97	13.67	18.40

Five Year	12.85	12.58	15.22

Ten Year	11.98	11.70	13.89

Since Inception - Class I (12/31/03)	10.14	n/a	9.63

Since Inception - Class S (3/31/06)	n/a	9.60	9.74

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:

Net Asset Value 12/31/20:	$15.21 Per Share

Net Asset Value 6/30/20:	$13.48 Per Share

Total Net Assets:	$193.0 Million

Class S:

Net Asset Value 12/31/20:	$15.13 Per Share

Net Asset Value 6/30/20:	$13.40 Per Share

Total Net Assets:	$29.8 Million

Weighted Average Market Cap:	$361.5 Billion

TOP 10 HOLDINGS

  1. Apple, Inc.

  2. Microsoft Corp.

  3. Johnson & Johnson

  4. Broadcom, Inc.

  5. Verizon Communications, Inc.

  6. Procter & Gamble Co.

  7. Qualcomm, Inc.

  8. Applied Materials, Inc.

  9. PepsiCo, Inc.

10. Medtronic, PLC

Based on total net assets as of December 31, 2020. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of December 31, 2020. Subject to change.

DECEMBER 31, 2020	13

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2020

Sit Dividend Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 99.6%

Communications - 3.4%

American Tower Corp.	14,675	3,293,950

Verizon Communications, Inc.	71,600	4,206,500

		7,500,450

Consumer Durables - 1.0%

Activision Blizzard, Inc.	23,625	2,193,581

Consumer Non-Durables - 8.2%

Coca-Cola Co.	41,075	2,252,553

Conagra Brands, Inc.	56,900	2,063,194

Mondelez International, Inc.	46,700	2,730,549

NIKE, Inc.	12,425	1,757,765

PepsiCo, Inc.	25,925	3,844,678

Procter & Gamble Co.	29,725	4,135,936

Tyson Foods, Inc.	24,425	1,573,947

		18,358,622

Consumer Services - 3.0%

McDonald’s Corp.	14,175	3,041,672

Visa, Inc.	16,740	3,661,540

		6,703,212

Electronic Technology - 19.0%

Analog Devices, Inc.	24,225	3,578,759

Apple, Inc.	104,125	13,816,346

Applied Materials, Inc.	46,225	3,989,218

Broadcom, Inc.	11,925	5,221,361

Garmin, Ltd.	20,250	2,423,115

Keysight Technologies, Inc. *	13,675	1,806,331

Marvell Technology Group, Ltd.	38,525	1,831,478

Qualcomm, Inc.	26,475	4,033,202

Skyworks Solutions, Inc.	18,875	2,885,610

TE Connectivity, Ltd.	21,950	2,657,486

		42,242,906

Finance - 16.1%

American Financial Group, Inc.	34,975	3,064,510

Ameriprise Financial, Inc.	14,025	2,725,478

Aon, PLC	10,675	2,255,307

BlackRock, Inc.	3,600	2,597,544

Chubb, Ltd.	19,950	3,070,704

Everest Re Group, Ltd.	9,600	2,247,264

Goldman Sachs Group, Inc.	12,650	3,335,932

JPMorgan Chase & Co.	25,125	3,192,634

MetLife, Inc.	69,900	3,281,805

Morgan Stanley	51,950	3,560,134

Physicians Realty Trust	69,400	1,235,320

Realty Income Corp.	44,875	2,789,879

Synchrony Financial	70,000	2,429,700

		35,786,211

Name of Issuer	Quantity	Fair Value ($)

Health Services - 2.3%

Quest Diagnostics, Inc.	14,600	1,739,882

UnitedHealth Group, Inc.	9,550	3,348,994

		5,088,876

Health Technology - 13.6%

Abbott Laboratories	27,400	3,000,026

AbbVie, Inc.	31,200	3,343,080

Agilent Technologies, Inc.	13,225	1,567,030

AstraZeneca, PLC, ADR	44,625	2,230,804

Bristol-Myers Squibb Co.	57,175	3,546,565

Johnson & Johnson	37,700	5,933,226

Medtronic, PLC	32,475	3,804,122

Merck & Co., Inc.	34,825	2,848,685

Sanofi, ADR	40,500	1,967,895

Zimmer Biomet Holdings, Inc.	14,225	2,191,930

		30,433,363

Industrial Services - 1.5%

Jacobs Engineering Group, Inc.	13,575	1,479,132

TC Energy Corp.	48,400	1,970,848

		3,449,980

Non-Energy Minerals - 1.1%

BHP Group, Ltd., ADR	37,450	2,446,983

Process Industries - 1.4%

Air Products & Chemicals, Inc.	11,225	3,066,894

Producer Manufacturing - 6.0%

Deere & Co.	8,050	2,165,852

Dover Corp.	19,625	2,477,656

Eaton Corp., PLC	17,900	2,150,506

Honeywell International, Inc.	12,050	2,563,035

Lockheed Martin Corp.	5,365	1,904,468

Parker-Hannifin Corp.	8,050	2,192,900

		13,454,417

Retail Trade - 4.9%

CVS Health Corp.	29,200	1,994,360

Home Depot, Inc.	13,575	3,605,792

Target Corp.	18,625	3,287,871

TJX Cos., Inc.	28,575	1,951,387

		10,839,410

Technology Services - 10.7%

Accenture, PLC	11,300	2,951,673

Alphabet, Inc. - Class A *	1,600	2,804,224

Facebook, Inc. *	8,000	2,185,280

Microsoft Corp.	56,850	12,644,577

Oracle Corp.	49,075	3,174,662

		23,760,416

See accompanying notes to financial statements.

14	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Transportation - 2.7%

FedEx Corp.	11,225	2,914,234

Union Pacific Corp.	15,300	3,185,766

		6,100,000

Utilities - 4.7%

Dominion Resources, Inc.	48,025	3,611,480

Entergy Corp.	35,025	3,496,896

NextEra Energy, Inc.	43,100	3,325,165

		10,433,541

Total Common Stocks (cost: $159,168,745)		221,858,862

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 0.1%

Fidelity Inst. Money Mkt. Gvt. Fund, 0.01%	283,830	283,830
(cost: $283,830)

Total Investments in Securities - 99.7% (cost: $159,452,575)		222,142,692

Other Assets and Liabilities, net - 0.3%		577,684

Total Net Assets - 100.0%		$222,720,376

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2020 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks **	221,858,862	—	—	221,858,862
Short-Term Securities	283,830	—	—	283,830

Total:	222,142,692	—	—	222,142,692

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2020	15

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

Fund Performance

Sit Global Dividend Growth Fund Class I shares provided a return of +20.65% during the 6-month period ending December 31, 2020, compared with the +23.00% return for the MSCI World Index. Currently, the Fund has a dividend yield of 1.82%, versus a 1.87% dividend yield for the MSCI World Index.

Factors that Influenced the Fund’s Performance

Contributing favorably to performance during the 6-month period were the Fund’s holdings in the technology hardware & equipment (Logitech International and Apple) and consumer services (Starbucks) sectors, its underweight of the household & personal products sector, and its overweight of the diversified financial sector (Partners Group, Macquarie Group, and Goldman Sachs Group). Conversely, underweighting and stock selection (RELX) in the media & entertainment sector, underweighting the automobiles sector, and overweighting the food beverage & tobacco sector detracted from relative performance. The Fund was also hurt by its cash position.

Geographically, the Fund’s exposure to the Euroland (Logitech International and Partners Group) and Asia/Pacific Ex Japan (Broadcom, Atlassian and Macquarie Group) regions added value due to positive stock selection during the 6-month period. However, exposure to the United Kingdom (AstraZeneca, DS Smith, and RELX) and North America (owning Microsoft and Lockheed Martin, and not owning Tesla) regions negatively impacted relative performance, due to both stock selection and geographic allocation.

Outlook and Positioning

We remain constructive on U.S. equities over the intermediate term and think participation in market gains will continue to broaden beyond the large capitalization FAANG + M tech stocks, as the pandemic comes under control and global economies normalize. Near-term tailwinds for stocks include positive seasonality, elevated cash levels, global stimulus, vaccine deployment, easing financial conditions, and valuations that are attractive relative to bonds. However, with investor enthusiasm at historic highs and overall market price-to-earnings multiples now discounting a lot of good news, stocks remain vulnerable to pullbacks on disappointments. With vaccines now being deployed, investors are looking past the current surge in new COVID-19 infections to an acceleration in economic growth by the second half of 2021. We continue to overweight the technology

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

sector but have shifted the emphasis to hardware from software due to valuation concerns. We also remain positive on the outlook for industrials, although stock prices are, at least partially, discounting an improvement in most major end markets in 2021. Finally, we continue to find attractive opportunities in the health care sector, although sentiment will continue to be influenced by political and regulatory developments.

For non-U.S. equities, we continue to overweight the Euroland and United Kingdom regions, most notably Switzerland, the United Kingdom, and Germany. This positioning is more a function of our confidence in individual stock performances than our expectation for regional outperformance. As a firm, we also remain positive on equities in China, South Korea, and India, as these nations are further along in their economic recoveries due to the early implementation of strict social-distancing measures to control the COVID-19 outbreak.

Roger J. Sit             Raymond E. Sit

Kent L. Johnson

Portfolio Managers

16	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2020

	Sit Global
	Dividend		MSCI
	Growth Fund		World
	Class I	Class S	Index 1

Six Months	20.65%	20.57%	23.00%

One Year	16.00	15.77	15.90

Five Year	10.79	10.53	12.19

Ten Year	8.77	8.50	9.87

Since Inception (9/30/08)	9.53	9.26	9.11

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:

Net Asset Value 12/31/20:	$20.17 Per Share

Net Asset Value 6/30/20:	$16.87 Per Share

Total Net Assets:	$37.4 Million

Class S:

Net Asset Value 12/31/20:	$20.17 Per Share

Net Asset Value 6/30/20:	$16.85 Per Share

Total Net Assets:	$3.7 Million

Weighted Average Market Cap:	$367.0 Billion

TOP 10 HOLDINGS

  1. Microsoft Corp.

  2. Apple, Inc.

  3. Logitech International SA

  4. Johnson & Johnson

  5. Accenture, PLC

  6. JPMorgan Chase & Co.

  7. Lonza Group AG

  8. Atlassian Corp., PLC

  9. Abbott Laboratories

10. Nestle SA

Based on total net assets as of December 31, 2020. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of December 31, 2020. Subject to change.

DECEMBER 31, 2020	17

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2020

Sit Global Dividend Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.8%

Asia - 6.6%

Australia - 3.3%

Atlassian Corp., PLC *	3,925	917,940

Macquarie Group, Ltd.	3,900	416,369

		1,334,309

Japan - 2.2%

Astellas Pharma, Inc.	29,900	461,582

Recruit Holdings Co., Ltd.	10,800	451,957

		913,539

Singapore - 1.1%

Singapore Technologies Engineering, Ltd.	158,600	458,423

Europe - 31.8%

France - 0.9%

Safran SA, ADR *	4,900	173,754

Sanofi, ADR	3,800	184,642

		358,396

Germany - 5.0%

adidas AG *	1,385	504,042

Allianz SE, ADR	35,000	862,750

Muenchener Rueckversicherungs AG	650	192,801

Siemens AG	3,200	459,419

Siemens Energy AG *	1,600	58,639

		2,077,651

Ireland - 4.7%

Accenture, PLC	3,675	959,947

Medtronic, PLC	4,575	535,916

Trane Technologies, PLC	2,950	428,222

		1,924,085

Spain - 2.1%

Iberdrola SA	60,400	863,316

Switzerland - 9.9%

Chubb, Ltd.	1,750	269,360

Logitech International SA	11,650	1,132,264

Lonza Group AG	1,450	931,616

Nestle SA	7,525	886,204

Partners Group Holding AG	725	851,689

		4,071,133

United Kingdom - 9.2%

AstraZeneca, PLC, ADR	15,400	769,846

BAE Systems, PLC	74,675	499,153

Diageo, PLC, ADR	4,225	670,972

HomeServe, PLC	33,725	472,719

London Stock Exchange Group, PLC	6,875	846,893

RELX, PLC	21,200	518,757

		3,778,340

Name of Issuer	Quantity	Fair Value ($)

North America - 60.4%

United States - 60.4%

Abbott Laboratories	8,300	908,767

AbbVie, Inc.	3,975	425,921

Alphabet, Inc. - Class A *	450	788,688

Apple, Inc.	19,200	2,547,648

Applied Materials, Inc.	8,175	705,502

Arthur J Gallagher & Co.	3,775	467,005

Bank of America Corp.	16,300	494,053

Broadcom, Inc.	1,825	799,076

Constellation Brands, Inc.	2,750	602,388

CVS Health Corp.	7,600	519,080

Euronet Worldwide, Inc. *	2,800	405,776

FedEx Corp.	1,450	376,449

Goldman Sachs Group, Inc.	1,400	369,194

Home Depot, Inc.	2,550	677,331

Honeywell International, Inc.	3,200	680,640

Johnson & Johnson	6,925	1,089,856

JPMorgan Chase & Co.	7,350	933,964

L3Harris Technologies, Inc.	2,050	387,491

Lockheed Martin Corp.	1,565	555,544

McDonald’s Corp.	1,860	399,119

Microsoft Corp.	12,100	2,691,282

Mondelez International, Inc.	7,100	415,137

Otis Worldwide Corp.	3,875	261,756

PepsiCo, Inc.	5,775	856,432

Scotts Miracle-Gro Co.	2,675	532,700

Sherwin-Williams Co.	800	587,928

Starbucks Corp.	7,975	853,165

T Rowe Price Group, Inc.	4,800	726,672

Thermo Fisher Scientific, Inc.	1,175	547,291

Union Pacific Corp.	4,050	843,291

UnitedHealth Group, Inc.	975	341,913

Verizon Communications, Inc.	12,750	749,062

Waste Management, Inc.	5,900	695,787

WEC Energy Group, Inc.	6,150	565,984

		24,801,892

Total Common Stocks (cost: $24,136,656)		40,581,084

See accompanying notes to financial statements.

18	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 1.2%

Fidelity Inst. Money Mkt. Gvt. Fund, 0.01%	480,100	480,100

(cost: $480,100)

Total Investments in Securities - 100.0% (cost: $24,616,756)		41,061,184

Other Assets and Liabilities, net - 0.0%		19,438

Total Net Assets - 100.0%		$41,080,622

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2020 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks
Australia	1,334,309	—	—	1,334,309
France	358,396	—	—	358,396
Germany	2,077,651	—	—	2,077,651
Ireland	1,924,085	—	—	1,924,085
Japan	913,539	—	—	913,539
Singapore	458,423	—	—	458,423
Spain	863,316	—	—	863,316
Switzerland	4,071,133	—	—	4,071,133
United Kingdom	3,778,340	—	—	3,778,340
United States	24,801,892	—	—	24,801,892
Short-Term Securities	480,100	—	—	480,100

Total:	41,061,184	—	—	41,061,184

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2020	19

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

Fund Performance

The Sit Large Cap Growth Fund’s return was +22.92% during the 6-month period ending December 31, 2020, compared with a +26.12% return for the Russell 1000® Growth Index. The S&P 500® Index return for the period was +22.16%.

Factors that Influenced the Fund’s Performance

The Fund posted strong absolute returns over the period; however, it lagged the Russell 1000® Growth Index due to several factors. The largest detractor to relative performance over the 6-month period was the Fund’s stock selection and underweight position in the consumer durables sector, where the group outperformed the market due to many companies here being stay-at-home beneficiaries. Regarding stock selection in the sector, while our position in YETI Holdings performed well (+60%), not owning Tesla, which was up +227% during the last six months was a major contributor to underperformance. Stock selection in the electronic technology and technology services sectors also contributed, including individual securities Ciena, Intel, and Splunk, which underperformed during the period. Countering this was a combination of strong stock selection and an underweight position in the health technology sector. Positive contributors here included Intuitive Surgical and Thermo Fisher Scientific. The Fund also benefitted from its underweight position in the retail trade sector, where COVID-19-related declines in in-store shopping weighed on the performance of many companies. Finally, stock selection in the producer manufacturing sector benefited performance, where holdings such as Trane Technologies and Honeywell added to returns.

Outlook and Positioning

We expect a post-pandemic, synchronized global recovery to gather steam in 2021, following the deepest economic contraction since World War II in 2020. Accordingly, we remain constructive on U.S. equities over the intermediate-term and think participation in market gains will broaden further beyond the large capitalization FAANG + M tech stocks, as the pandemic comes under control and global economies normalize. However, with investor enthusiasm at historic highs and overall market price-to-earnings multiples now discounting a lot of good news, stocks remain vulnerable to pullbacks on disappointments. The Fund continues to maintain a “barbell” strategy, focused on balancing early-cyclical companies that are likely

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

to be major beneficiaries of an uptick in economic activity (such as transports and financials) with stable, long-term earnings growers that should post above-average growth, regardless of market conditions. This includes sectors with large, secular growth tailwinds, such as companies in the technology sector, which will benefit from accelerating growth in 5G, cloud computing, e-commerce, and software. However, we have shifted our emphasis from software to hardware due to valuation concerns. With the increased attention on infrastructure investment and alternative energy expected under the Biden administration, the Fund is focused on owning companies that stand to benefit from improved sentiment and growth in these end markets. We also favor healthcare companies that should benefit from an aging U.S. population and new technology in high growth areas in the sector.

Roger J. Sit

Ronald D. Sit

Portfolio Managers

20	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2020

	Sit Large Cap Growth Fund	Russell 1000® Growth Index [1]	Russell 1000® Index [2]

Six Month	22.92%	26.12%	24.46%
One Year	33.94	38.49	20.96
Five Year	18.12	21.00	15.60
Ten Year	14.59	17.21	14.01
Since Inception [3] (9/2/82)	10.94	12.25	12.15

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 12/31/20:	$54.91 Per Share
Net Asset Value 6/30/20:	$47.07 Per Share
Total Net Assets:	$156.9 Million
Weighted Average Market Cap:	$660.1 Billion

TOP 10 HOLDINGS

  1. Apple, Inc.

  2. Microsoft Corp.

  3. Amazon.com, Inc.

  4. Alphabet, Inc.

  5. Facebook, Inc.

  6. Visa, Inc.

  7. PayPal Holdings, Inc.

  8. UnitedHealth Group, Inc.

  9. salesforce.com, Inc.

10. Broadcom, Inc.

Based on total net assets as of December 31, 2020. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of December 31, 2020. Subject to change.

DECEMBER 31, 2020	21

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2020

Sit Large Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.8%

Communications - 1.6%

American Tower Corp.	8,100	1,818,126

Verizon Communications, Inc.	12,025	706,469

		2,524,595

Consumer Durables - 1.6%

YETI Holdings, Inc. *	36,425	2,494,020

Consumer Non-Durables - 5.1%

Constellation Brands, Inc.	7,425	1,626,446

Estee Lauder Cos., Inc. - Class A	9,800	2,608,662

Mondelez International, Inc.	17,900	1,046,613

NIKE, Inc.	5,125	725,034

PepsiCo, Inc.	13,125	1,946,438

		7,953,193

Consumer Services - 5.3%

McDonald’s Corp.	6,650	1,426,957

Starbucks Corp.	19,775	2,115,530

Visa, Inc.	21,600	4,724,568

		8,267,055

Electronic Technology - 19.0%

Apple, Inc.	132,300	17,554,887

Applied Materials, Inc.	38,900	3,357,070

Broadcom, Inc.	7,800	3,415,230

Ciena Corp. *	17,600	930,160

Keysight Technologies, Inc. *	7,875	1,040,209

NVIDIA Corp.	4,825	2,519,615

Qualcomm, Inc.	6,325	963,550

		29,780,721

Finance - 3.5%

Aon, PLC	5,975	1,262,338

Chubb, Ltd.	5,050	777,296

Goldman Sachs Group, Inc.	5,150	1,358,107

JPMorgan Chase & Co.	4,900	622,643

T Rowe Price Group, Inc.	9,725	1,472,268

		5,492,652

Health Services - 2.8%

HCA Healthcare, Inc.	2,200	361,812

UnitedHealth Group, Inc.	11,575	4,059,121

		4,420,933

Health Technology - 8.7%

Abbott Laboratories	15,500	1,697,095

AbbVie, Inc.	10,750	1,151,862

Bristol-Myers Squibb Co.	5,675	352,020

DexCom, Inc. *	6,275	2,319,993

Intuitive Surgical, Inc. *	2,800	2,290,680

Johnson & Johnson	9,400	1,479,372

Name of Issuer	Quantity	Fair Value ($)

Medtronic, PLC	15,825	1,853,740

Thermo Fisher Scientific, Inc.	5,250	2,445,345

		13,590,107

Process Industries - 2.4%

Ecolab, Inc.	7,125	1,541,565

Sherwin-Williams Co.	3,150	2,314,966

		3,856,531

Producer Manufacturing - 3.5%

3M Co.	2,225	388,908

Honeywell International, Inc.	8,425	1,791,998

L3Harris Technologies, Inc.	6,550	1,238,081

Northrop Grumman Corp.	2,700	822,744

Trane Technologies, PLC	8,900	1,291,924

		5,533,655

Retail Trade - 8.7%

Amazon.com, Inc. *	3,150	10,259,330

Home Depot, Inc.	8,425	2,237,848

TJX Cos., Inc.	18,075	1,234,342

		13,731,520

Technology Services - 33.7%

Accenture, PLC	10,200	2,664,342

Adobe, Inc. *	6,725	3,363,307

Alphabet, Inc. - Class A *	625	1,095,400

Alphabet, Inc. - Class C *	4,215	7,384,174

Atlassian Corp., PLC *	10,375	2,426,401

Autodesk, Inc. *	6,900	2,106,846

DocuSign, Inc. *	2,075	461,273

Dynatrace, Inc. *	12,550	543,038

Facebook, Inc. *	21,250	5,804,650

Intuit, Inc.	6,100	2,317,085

Microsoft Corp.	58,900	13,100,538

Paycom Software, Inc. *	2,500	1,130,625

PayPal Holdings, Inc. *	17,600	4,121,920

salesforce.com, Inc. *	16,525	3,677,308

ServiceNow, Inc. *	2,275	1,252,228

Splunk, Inc. *	8,100	1,376,109

		52,825,244

Transportation - 2.3%

FedEx Corp.	5,650	1,466,853

Union Pacific Corp.	10,150	2,113,433

		3,580,286

Utilities - 0.6%

NextEra Energy, Inc.	13,100	1,010,665

Total Common Stocks (cost: $58,992,473)		155,061,177

See accompanying notes to financial statements.

22	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 1.4%

Fidelity Inst. Money Mkt. Gvt. Fund, 0.01%	2,182,250	2,182,250
(cost: $2,182,250)

Total Investments in Securities - 100.2% (cost: $61,174,723)		157,243,427

Other Assets and Liabilities, net - (0.2%)		(385,923)

Total Net Assets - 100.0%		$156,857,504

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2020 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks **	155,061,177	—	—	155,061,177
Short-Term Securities	2,182,250	—	—	2,182,250

Total:	157,243,427	—	—	157,243,427

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2020	23

Sit ESG Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit ESG Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in companies that the Adviser believes have strong environmental, social and corporate governance (ESG) practices at the time of purchase. The Fund invests in common stocks of U.S. and foreign companies, primarily of large to medium capitalizations (companies with market capitalization in excess of $2 billion).

Fund Performance

Sit ESG Growth Fund Class I shares provided a return of +18.75% during the 6-month period ending December 31, 2020, compared with the +23.00% return for the MSCI World Index.

Factors that Influenced the Fund’s Performance

Contributing favorably to performance during the 6-month period were the Fund’s holdings in the technology hardware & equipment (Logitech International and Apple), consumer durables (Nike), and utilities (Iberdrola) sectors. Conversely, underweighting the automobiles and semiconductors sectors, stock selection in the media & entertainment (RELX), health care & services (Baxter International, Terumo, and Boston Scientific), and semiconductors (Intel) sectors, and the Fund’s large cash position detracted from relative performance.

Geographically, the Fund’s exposure to the Euroland (adidas and Safran) region added value due to positive stock selection during the period. However, the Fund’s exposure to the North America (owning Intel, Microsoft, Home Depot, and ConocoPhillips, and not owning Tesla) and United Kingdom (AstraZeneca and RELX) regions negatively impacted relative performance.

Outlook and Positioning

We remain constructive on U.S. equities over the intermediate term and think participation in market gains will continue to broaden beyond large capitalization FAANG + M tech stocks, as the pandemic comes under control and global economies normalize. Near-term tailwinds for stocks include positive seasonality, elevated cash levels, global stimulus, vaccine deployment, easing financial conditions, and valuations that are attractive relative to bonds. However, with investor enthusiasm at historic highs and overall market price-to-earnings multiples now discounting a lot of good news, stocks remain vulnerable to pullbacks on disappointments. With vaccines now being deployed, investors are looking past the current surge in new COVID-19 infections to an acceleration in economic growth by the second half of 2021. We continue to overweight the producer manufacturing and consumer services sectors, in order to take advantage of cyclical recovery as the pandemic hopefully abates. We also continue to overweight the technology sector but have shifted the emphasis to hard-

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

ware from software due to valuation concerns. Finally, we continue to find attractive opportunities in the health care sector, although sentiment will continue to be influenced by political and regulatory developments.

For non-U.S. equities, we continue to overweight the Euroland and United Kingdom regions, most notably Switzerland, the United Kingdom, Germany, and Spain. This positioning is more a function of our confidence in single stock performances than our expectation for regional outperformance. As a firm, we also remain positive on equities in China, South Korea, and India, as these nations are further along in their economic recoveries due to the early implementation of strict social-distancing measures to control the COVID-19 outbreak.

Roger J. Sit

Ronald D. Sit

Portfolio Managers

24	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2020
	Sit ESG		MSCI
	Growth Fund		World

	Class I	Class S	Index [1]
Six Month	18.75%	18.56%	23.00%
One Year	15.90	15.62	15.90
Since Inception (6/30/16)	12.68	12.40	13.45

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/20:	$16.35 Per Share
Net Asset Value 6/30/20:	$13.85 Per Share
Total Net Assets:	$4.3 Million
Class S:
Net Asset Value 12/31/20:	$16.26 Per Share
Net Asset Value 6/30/20:	$13.78 Per Share
Total Net Assets:	$3.7 Million

Weighted Average Market Cap:	$382.0 Billion

TOP 10 HOLDINGS

  1. Apple, Inc.

  2. Microsoft Corp.

  3. Iberdrola SA, ADR

  4. Alphabet, Inc. - Class A

  5. Allianz SE, ADR

  6. Lonza Group AG

  7. Home Depot, Inc.

  8. Sony Corp., ADR

  9. Visa, Inc.

10. Facebook, Inc.

Based on total net assets as of December 31, 2020. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of December 31, 2020. Subject to change.

DECEMBER 31, 2020	25

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2020

Sit ESG Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.2%

Asia - 10.2%

Japan - 9.1%

Astellas Pharma, Inc.	6,400	98,800

Keyence Corp.	200	112,343

Recruit Holdings Co., Ltd.	3,100	129,728

Shiseido Co., Ltd.	1,100	76,022

Sony Corp., ADR	1,925	194,618

Terumo Corp.	2,600	108,578

		720,089

Singapore - 1.1%

Singapore Technologies Engineering, Ltd.	31,200	90,182

Europe - 34.4%

France - 1.9%

Safran SA, ADR *	2,750	97,515

Sanofi, ADR	1,125	54,664

		152,179

Germany - 5.8%

adidas AG, ADR *	650	118,944

Allianz SE, ADR	8,800	216,920

Muenchener Rueckversicherungs AG	125	37,077

Siemens AG, ADR	1,175	84,353

		457,294

Ireland - 5.8%

Accenture, PLC	575	150,196

CRH, PLC, ADR	1,200	51,096

Medtronic, PLC	900	105,426

Trane Technologies, PLC	1,065	154,595

		461,313

Spain - 2.9%

Iberdrola SA, ADR	4,050	232,875

Sweden - 1.2%

Telefonaktiebolaget LM Ericsson, ADR	8,275	98,886

Switzerland - 8.7%

Logitech International SA	1,550	150,644

Lonza Group AG	320	205,598

Nestle SA, ADR	1,425	167,865

Novartis AG, ADR	1,800	169,974

		694,081

United Kingdom - 8.1%

AstraZeneca, PLC, ADR	2,950	147,470

BAE Systems, PLC, ADR	2,300	62,445

Coca-Cola European Partners, PLC	2,100	104,643

Diageo, PLC, ADR	785	124,666

HomeServe, PLC	6,525	91,460

RELX, PLC, ADR	4,700	115,902

		646,586

Name of Issuer	Quantity	Fair Value ($)

North America - 53.6%

United States - 53.6%

3M Co.	400	69,916

AbbVie, Inc.	750	80,362

Adobe, Inc. *	360	180,043

Alphabet, Inc. - Class A *	125	219,080

Apple, Inc.	3,600	477,684

Baxter International, Inc.	850	68,204

CVS Health Corp.	1,725	117,818

Ecolab, Inc.	600	129,816

Facebook, Inc. *	700	191,212

FedEx Corp.	280	72,694

Goldman Sachs Group, Inc.	600	158,226

Home Depot, Inc.	745	197,887

Johnson & Johnson	975	153,446

JPMorgan Chase & Co.	1,075	136,600

Lockheed Martin Corp.	185	65,671

Microsoft Corp.	2,000	444,840

NIKE, Inc.	925	130,860

NVIDIA Corp.	175	91,385

PepsiCo, Inc.	875	129,763

salesforce.com, Inc. *	850	189,150

Starbucks Corp.	1,600	171,168

T Rowe Price Group, Inc.	1,175	177,883

TJX Cos., Inc.	1,380	94,240

UnitedHealth Group, Inc.	500	175,340

Verizon Communications, Inc.	2,600	152,750

Visa, Inc.	875	191,389

		4,267,427
Total Common Stocks (cost: $4,905,779)		7,820,912

Short-Term Securities - 1.7%

Fidelity Inst. Money Mkt. Gvt. Fund, 0.01%	135,143	135,143
(cost: $135,143)

Total Investments in Securities - 99.9% (cost: $5,040,922)		7,956,055

Other Assets and Liabilities, net - 0.1%		7,457

Total Net Assets - 100.0%		$7,963,512

*	Non-income producing security.

ADR — American Depositary Receipt
PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments

See accompanying notes to financial statements.

26	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

A summary of the levels for the Fund’s investments as of December 31, 2020 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks
France	152,179	—	—	152,179
Germany	457,294	—	—	457,294
Ireland	461,313	—	—	461,313
Japan	720,089	—	—	720,089
Singapore	90,182	—	—	90,182
Spain	232,875	—	—	232,875
Sweden	98,886	—	—	98,886
Switzerland	694,081	—	—	694,081
United Kingdom	646,586	—	—	646,586
United States	4,267,427	—	—	4,267,427
Short-Term Securities	135,143	—	—	135,143

Total:	7,956,055	—	—	7,956,055

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2020	27

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in common stocks that, at the time of purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Growth Index during the most recent 12-month period. The Russell Midcap® Growth Index ranged from approximately $510 million to $81 billion during the 12-month period ended December 31, 2020.

Fund Performance

The Sit Mid Cap Growth Fund’s return during the 6-month period ending December 31, 2020 was +28.05%, compared with a +30.18% return for the Russell Midcap® Growth Index. The Russell Midcap® Index increased +28.86% during the period.

Factors that Influenced the Fund’s Performance

The Fund underperformed its benchmark during the latest 6-month period, mostly due to negative stock selection in three sectors. First, stock selection in the technology services sector weighed on performance. The two main contributors to this were the Fund’s overweight position in Splunk and its lack of ownership in Pinterest. Second, in the commercial services sector, the Fund’s performance was hurt by its position in Booz Allen Hamilton, which, while up +13% during the period, lagged the strong market returns during this time horizon. Not owning Trade Desk from this sector also adversely impacted performance. Finally, owning Ciena and not owning Enphase Energy in the electronic technology sector weighed on performance. The Fund’s cash position also negatively impacted performance. On the positive side, large underweight positions and good stock selection in the retail trade and consumer non-durables sectors benefited returns. Key holdings included TJX, Ulta Beauty, and Coca-Cola European Partners. Good stock selection in the producer manufacturing (Trane Technologies, Ametek) and health services (Tenet Healthcare) sectors also added to returns. In addition, other strong performers in their sectors included iRhythm Technologies, Align Technology, HubSpot, and Advanced Micro Devices.

Outlook and Positioning

During the period, midcap stocks outperformed their large cap peers, as sentiment improved with the gradual reopening of the economy and investors felt comfortable taking on higher levels of risk. Unparalleled global stimulus, totaling almost $30 trillion thus far (or over 30% of world GDP), helped stave off an economic meltdown and is now underwriting a nascent worldwide recovery. Bolstered by ongoing federal stimulus, pent-up demand unleashed by a return to normalcy could kickstart a virtuous cycle of GDP growth. Global real GDP is poised to expand +5.0% or more in 2021, versus a drop of about -4.3% in 2020. However, the pace of new COVID-19 infections and vaccine availability represent sizable swing factors. The

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

Fund maintains an overweight position in the electronic technology sector, as we believe emerging technologies – including 5G, investment in cloud computing, and artificial intelligence – will prove to be secular growth drivers and will benefit well-positioned firms. This shift looks to have been accelerated by the large work-at-home migration during the pandemic. Additionally, the Fund remains underweight the retail trade sector, as e-commerce and changing consumer buying patterns continue to pressure many established brick-and-mortar businesses in the space. Selective ownership in this sector is focused on companies that have demonstrated resilient business models with the ability to deliver above-average growth.

Roger J. Sit

Kent L. Johnson

Robert W. Sit

Portfolio Managers

28	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2020
		Russell
	Sit	Midcap®	Russell
	Mid Cap	Growth	Midcap®
	Growth Fund	Index [1]	Index [2]
Six Month	28.05%	30.18%	28.86%
One Year	33.08	35.59	17.10
Five Year	14.55	18.66	13.40
Ten Year	11.68	15.04	12.41
Since Inception (9/2/82)	11.96	n/a	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 12/31/20:	$23.41 Per Share
Net Asset Value 6/30/20:	$19.05 Per Share
Total Net Assets:	$213.8 Million
Weighted Average Market Cap:	$31.2 Billion

TOP 10 HOLDINGS

  1. Atlassian Corp., PLC

  2. Teladoc Health, Inc.

  3. Thermo Fisher Scientific, Inc.

  4. DexCom, Inc.

  5. HubSpot, Inc.

  6. PTC, Inc.

  7. Autodesk, Inc.

  8. Scotts Miracle-Gro Co.

  9. Trex Co., Inc.

10. Booz Allen Hamilton Holding Corp.

Based on total net assets as of December 31, 2020. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of December 31, 2020. Subject to change.

DECEMBER 31, 2020	29

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2020

Sit Mid Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.5%

Commercial Services - 2.5%

ASGN, Inc. *	13,525	1,129,743

Booz Allen Hamilton Holding Corp.	48,200	4,202,076

		5,331,819

Consumer Durables - 1.8%

YETI Holdings, Inc. *	57,400	3,930,178

Consumer Non-Durables - 0.9%

Coca-Cola European Partners, PLC	40,700	2,028,081

Consumer Services - 4.1%

Chegg, Inc. *	43,600	3,938,388

Nexstar Media Group, Inc.	20,650	2,254,774

Service Corp. International	32,200	1,581,020

Vail Resorts, Inc.	3,300	920,568

		8,694,750

Electronic Technology - 15.2%

Advanced Micro Devices, Inc. *	17,425	1,598,047

Applied Materials, Inc.	35,475	3,061,492

Arista Networks, Inc. *	13,625	3,959,016

Broadcom, Inc.	9,100	3,984,435

Ciena Corp. *	23,300	1,231,405

CMC Materials, Inc.	10,825	1,637,822

Garmin, Ltd.	26,500	3,170,990

Keysight Technologies, Inc. *	23,150	3,057,884

Marvell Technology Group, Ltd.	70,975	3,374,152

MKS Instruments, Inc.	11,750	1,767,788

Monolithic Power Systems, Inc.	5,400	1,977,642

Skyworks Solutions, Inc.	23,900	3,653,832

		32,474,505

Finance - 7.4%

American Financial Group, Inc.	11,800	1,033,916

Ameriprise Financial, Inc.	11,700	2,273,661

Arthur J Gallagher & Co.	18,900	2,338,119

Carlyle Group, Inc.	96,800	3,043,392

First Republic Bank	16,550	2,431,692

Intercontinental Exchange, Inc.	25,300	2,916,837

T Rowe Price Group, Inc.	11,800	1,786,402

		15,824,019

Health Services - 4.7%

Encompass Health Corp.	34,050	2,815,594

Teladoc Health, Inc. *	25,450	5,088,982

Tenet Healthcare Corp. *	50,950	2,034,433

		9,939,009

Health Technology - 15.7%

Align Technology, Inc. *	7,500	4,007,850

BioMarin Pharmaceutical, Inc. *	23,500	2,060,715

Cooper Cos, Inc.	4,250	1,544,110

DexCom, Inc. *	13,050	4,824,846

Name of Issuer	Quantity	Fair Value ($)

Exact Sciences Corp. *	29,650	3,928,328

ICU Medical, Inc. *	4,575	981,292

Insulet Corp. *	11,700	2,990,871

iRhythm Technologies, Inc. *	14,700	3,486,987

Jazz Pharmaceuticals, PLC *	5,700	940,785

Sarepta Therapeutics, Inc. *	22,600	3,853,074

Thermo Fisher Scientific, Inc.	10,550	4,913,979

		33,532,837

Industrial Services - 3.3%

Jacobs Engineering Group, Inc.	27,800	3,029,088
Waste Connections, Inc.	38,950	3,995,102

		7,024,190

Non-Energy Minerals - 2.0%

Trex Co., Inc. *	50,200	4,202,744

Process Industries - 3.3%

Ecolab, Inc.	13,000	2,812,680

Scotts Miracle-Gro Co.	21,800	4,341,252

		7,153,932

Producer Manufacturing - 7.6%

AMETEK, Inc.	24,000	2,902,560

Carlisle Cos., Inc.	17,000	2,655,060

Dover Corp.	27,000	3,408,750

Hubbell, Inc.	11,000	1,724,690

Rockwell Automation, Inc.	6,300	1,580,103

Trane Technologies, PLC	27,050	3,926,578

		16,197,741

Retail Trade - 3.1%

TJX Cos., Inc.	55,175	3,767,901

Ulta Beauty, Inc. *	9,700	2,785,452

		6,553,353

Technology Services - 23.9%

Altair Engineering, Inc. *	24,800	1,442,864

ANSYS, Inc. *	10,750	3,910,850

Aspen Technology, Inc. *	19,900	2,591,975

Atlassian Corp., PLC *	22,900	5,355,623

Autodesk, Inc. *	14,800	4,519,032

Booking Holdings, Inc. *	450	1,002,271

DocuSign, Inc. *	11,050	2,456,415

Dynatrace, Inc. *	65,375	2,828,776

Euronet Worldwide, Inc. *	26,275	3,807,773

GoDaddy, Inc. *	27,075	2,245,871

HubSpot, Inc. *	11,950	4,737,458

Paycom Software, Inc. *	6,100	2,758,725

PTC, Inc. *	39,600	4,736,556

Qualys, Inc. *	7,000	853,090

See accompanying notes to financial statements.

30	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

RingCentral, Inc. *	4,825	1,828,530

Science Applications International Corp.	25,100	2,375,464

Splunk, Inc. *	20,900	3,550,701

		51,001,974

Transportation - 1.2%

Alaska Air Group, Inc.	17,300	899,600

Knight-Swift Transportation Holdings, Inc.	41,600	1,739,712

		2,639,312

Utilities - 0.8%

WEC Energy Group, Inc.	18,900	1,739,367

Total Common Stocks (cost: $92,924,431)		208,267,811

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 2.7%

Fidelity Inst. Money Mkt. Gvt. Fund, 0.01%	5,813,482	5,813,482

(cost: $5,813,482)

Total Investments in Securities - 100.2% (cost: $98,737,913)		214,081,293

Other Assets and Liabilities, net - (0.2%)		(326,683)

Total Net Assets - 100.0%		$213,754,610

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2020 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks **	208,267,811	—	—	208,267,811
Short-Term Securities	5,813,482	—	—	5,813,482

Total:	214,081,293	—	—	214,081,293

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2020	31

Sit Small Cap Dividend Growth Fund Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Dividend Growth Fund is to provide current income that exceeds the Fund’s benchmark index and that grows over a period of years. Secondarily the Fund seeks long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in small cap dividend-paying common stocks that have market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($13.4 billion as of December 31, 2020). The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S. Treasury securities (including Treasury bills, notes and bonds), closed-end investment companies, and master limited partnerships.

Fund Performance

The Sit Small Cap Dividend Growth Fund Class I posted a +28.48% return over the last past 6-months ending December 31, 2020, compared with the +37.85% return for the Russell 2000® Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 1.78% as of 12/31/20, compared with a yield of 1.25% for the Russell 2000® Index.

Factors that Influenced the Fund’s Performance

Contributing to the Fund’s underperformance during the 6-month period were its stocks in the consumer services, producer manufacturing, and retail trade sectors. Many of the best performing stocks in the producer manufacturing sector were non-dividend-paying, alternative energy companies with zero or minimal prospects of paying a dividend in the future. Consequently, our producer manufacturing sector performance was constrained by the Russell 2000® Index’s lack of the type of companies that the Fund seeks to own (i.e., cash flow-generating enterprises that pay dividends), compared to the more speculative constituents in the benchmark. Within the consumer services and retail trade sectors, holdings in Strategic Education, Chegg, and PetMed Express also detracted from performance. Significant underperformance of dividend-paying stocks relative to non-dividend paying stocks also broadly, negatively affected performance over the period (i.e., Dividend-paying stocks in the Russell 2000® Index were up +27% during the period versus +46% for non-dividend payers). Stock selection and a large underweight position in health technology helped to offset some of this underperformance. Key holdings here were iRhythm Technologies and LeMaitre Vascular. Underweighting the lagging energy minerals sector and stock selection in the consumer non-durables sector (Sensient Technologies) also added to performance.

Outlook and Positioning

Small capitalization stocks outperformed their large capitalization peers, with growth significantly outperforming value within the small cap universe, as more speculative, unprofitable companies led the market. Overall, we believe equity returns in the near to intermediate term will be largely driven by earnings growth and that dividend-paying companies will remain attractive in a market shift to fundamentals as the market broadens out. Accordingly, the Fund is overweighted in those sectors where we believe earnings growth will exceed the market average. The Fund’s overweight positions in the

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in an index. This is the Fund’s primary index.

electronic technology, commercial services, and producer manufacturing sectors should be helped by easy year-ago comparisons and an expected rebound in economic growth in 2021, as the U.S. economy gradually reopens and vaccination rates increase. Select technology companies should also benefit, as technology capital spending continues to grow, driven by investments in cloud computing and other emerging technologies. Finally, we believe defensive areas of the market with compelling relative valuations, including REITs and select utilities, provide a good hedge to market risks. These risks include historically elevated valuations; the potential of supply chain bottlenecks, logistical snags, public resistance, and new strains that could disturb the COVID-19 inoculation timetable; and continued COVID-19-related economic disruptions. However, given valuation declines during through 2020, these areas look attractive due to both their valuation and their yield advantage to the market and prevailing Treasury yields.

Roger J. Sit	Michael T. Manns
Kent L. Johnson	Robert W. Sit
Portfolio Managers

32	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2020
	Sit Small Cap
	Dividend		Russell
	Growth Fund		2000®
	Class I	Class S	Index [1]
Six Month	28.48%	28.36%	37.85%
One Year	16.20	16.00	19.96
Five Year	10.93	10.65	13.26
Since Inception (3/31/15)	8.15	7.88	9.74

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to directly invest in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/20:	$14.52	Per Share
Net Asset Value 6/30/20:	$11.39	Per Share
Total Net Assets:	$14.8	Million
Class S:
Net Asset Value 12/31/20:	$14.52	Per Share
Net Asset Value 6/30/20:	$11.38	Per Share
Total Net Assets:	$4.7	Million

Weighted Average Market Cap:	$5.8	Billion

TOP 10 HOLDINGS

  1. Monolithic Power Systems, Inc.

  2. MKS Instruments, Inc.

  3. Chegg, Inc.

  4. Scotts Miracle-Gro Co.

  5. Globant SA

  6. Encompass Health Corp.

  7. KBR, Inc.

  8. American Financial Group, Inc.

  9. CMC Materials, Inc.

10. Axis Capital Holdings, Ltd.

Based on total net assets as of December 31, 2020. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of December 31, 2020. Subject to change.

DECEMBER 31, 2020	33

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2020

Sit Small Cap Dividend Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.7%

Commercial Services - 4.6%

Booz Allen Hamilton Holding Corp.	3,200	278,976

Brink’s Co.	3,400	244,800

Colliers International Group, Inc.	2,350	209,456

FTI Consulting, Inc. *	1,425	159,201

		892,433

Communications - 0.9%

Shenandoah Telecommunications Co.	3,800	164,350

Consumer Durables - 6.5%

Acushnet Holdings Corp.	3,400	137,836

BRP, Inc.	3,675	242,476

Helen of Troy, Ltd. *	1,075	238,854

MDC Holdings, Inc.	3,750	182,250

National Presto Industries, Inc.	750	66,322

Thor Industries, Inc.	2,300	213,877

YETI Holdings, Inc. *	2,700	184,869

		1,266,484

Consumer Non-Durables - 1.1%

Sensient Technologies Corp.	3,000	221,310

Consumer Services - 6.9%

Chegg, Inc. *	4,900	442,617

Nexstar Media Group, Inc.	2,850	311,192

Service Corp. International	3,800	186,580

Strategic Education, Inc.	2,290	218,306

Vail Resorts, Inc.	690	192,483

		1,351,178

Electronic Technology - 10.6%

CMC Materials, Inc.	2,100	317,730

II-VI, Inc. *	1,275	96,849

MKS Instruments, Inc.	4,300	646,935

Monolithic Power Systems, Inc.	1,975	723,304

Power Integrations, Inc.	3,400	278,324

		2,063,142

Finance - 24.6%

American Financial Group, Inc.	3,675	322,003

Artisan Partners Asset Management, Inc.	6,300	317,142

Axis Capital Holdings, Ltd.	6,300	317,457

Carlyle Group, Inc.	8,075	253,878

CNO Financial Group, Inc.	14,000	311,220

CubeSmart	5,250	176,453

Donegal Group, Inc.	9,500	133,665

Essential Properties Realty Trust, Inc.	7,700	163,240

Evercore Partners, Inc.	2,800	306,992

Hanover Insurance Group, Inc.	1,275	149,073

HCI Group, Inc.	3,600	188,280

Hercules Capital, Inc.	13,100	188,902

Old National Bancorp	9,550	158,148

Name of Issuer	Quantity	Fair Value ($)

People’s United Financial, Inc.	16,325	211,082

Physicians Realty Trust	12,550	223,390

Piper Sandler Cos	2,875	290,088

PROG Holdings, Inc.	3,550	191,238

QTS Realty Trust, Inc.	4,350	269,178

Stifel Financial Corp.	6,000	302,760

STORE Capital Corp.	6,225	211,526

Third Point Reinsurance, Ltd. *	10,150	96,628

		4,782,343

Health Services - 3.1%

Encompass Health Corp.	4,200	347,298

Tenet Healthcare Corp. *	6,400	255,552

		602,850

Health Technology - 6.4%

AtriCure, Inc. *	5,200	289,484

Atrion Corp.	160	102,758

Bio-Techne Corp.	325	103,204

ICU Medical, Inc. *	425	91,158

iRhythm Technologies, Inc. *	1,200	284,652

LeMaitre Vascular, Inc.	4,175	169,088

STERIS, PLC	1,100	208,494

		1,248,838

Industrial Services - 2.8%

EMCOR Group, Inc.	2,400	219,504

KBR, Inc.	10,775	333,271

		552,775

Non-Energy Minerals - 2.6%

AZEK Co., Inc. *	5,700	219,165

Commercial Metals Co.	3,950	81,133

Eagle Materials, Inc.	575	58,276

PotlatchDeltic Corp.	2,810	140,556

		499,130

Process Industries - 5.2%

Huntsman Corp.	4,650	116,901

Neenah, Inc.	2,525	139,683

Olin Corp.	5,050	124,028

Scotts Miracle-Gro Co.	2,100	418,194

Silgan Holdings, Inc.	5,800	215,064

		1,013,870

Producer Manufacturing - 11.0%

AGCO Corp.	925	95,358

Applied Industrial Technologies, Inc.	2,475	193,025

AZZ, Inc.	1,225	58,114

Carlisle Cos, Inc.	1,650	257,697

Crane Co.	2,675	207,740

H&E Equipment Services, Inc.	7,500	223,575

Hubbell, Inc.	1,525	239,105

See accompanying notes to financial statements.

34	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Lincoln Electric Holdings, Inc.	1,350	156,938

MSA Safety, Inc.	1,700	253,963

Oshkosh Corp.	1,175	101,132

Rexnord Corp.	5,250	207,322

Watsco, Inc.	685	155,187

		2,149,156

Retail Trade - 1.9%

Casey’s General Stores, Inc.	1,025	183,086

PetMed Express, Inc.	5,625	180,338

		363,424

Technology Services - 4.1%

Globant SA *	1,625	353,616

ManTech International Corp.	1,800	160,092

Science Applications International Corp.	3,075	291,018

		804,726

Transportation - 3.2%

Knight-Swift Transportation Holdings, Inc.	5,275	220,600

Marten Transport, Ltd.	8,450	145,594

TFI International, Inc.	5,000	257,900

		624,094

Name of Issuer	Quantity	Fair Value ($)

Utilities - 2.2%

Black Hills Corp.	4,000	245,800

Spire, Inc.	2,750	176,110

		421,910

Total Common Stocks (cost: $13,252,842)		19,022,013

Short-Term Securities - 2.5%

Fidelity Inst. Money Mkt. Gvt. Fund, 0.01%	482,965	482,965

(cost: $482,965)

Total Investments in Securities - 100.2% (cost: $13,735,807)		19,504,978

Other Assets and Liabilities, net - (0.2%)		(35,875)

Total Net Assets - 100.0%		$19,469,103

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2020 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks **	19,022,013	—	—	19,022,013
Short-Term Securities	482,965	—	—	482,965

Total:	19,504,978	—	—	19,504,978

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2020	35

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($13.4 billion as of December 31, 2020).

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

Fund Performance

The Sit Small Cap Growth Fund return was +33.13% over the 6-month period ending December 31, 2020. This compares to the return of +38.88% for the Russell 2000® Growth Index and a +37.85% increase for the Russell 2000® Index.

Factors that Influenced the Fund’s Performance

The majority of the Fund’s underperformance during the period can be explained by its stock selection in the producer manufacturing, consumer services, and electronic technology sectors. Within the producer manufacturing sector, performance was negatively affected by not owning unprofitable renewable energy companies, such as Plug Power and Sunrun, which outperformed more traditional companies. In consumer services, ownership of Strategic Education weighed on performance, as new student enrollment was disrupted by COVID- 19. Owning Ciena and not owning alternative energy company SunPower resulted in negative stock selection within the electronic technology sector. The main positive contributor during the period was the Fund’s stock selection and large underweight position in the health technology sector. Here, the Fund owned companies in the medical device space, such as iRhythm Technologies and Align Technology, that were major beneficiaries from a large rebound in medical/dental procedures caused by COVID-19 shutdowns in the first part of 2020, and companies with unique technology in high growth fields, such as Pacific Biosciences. Stock selection in the process industries and finance sectors also contributed to positive performance.

Outlook and Positioning

Sentiment has turned noticeably positive for smaller capitalization stocks, which have trailed the overall market for several years. Now, with the U.S. economy poised to gain sustainable traction, several factors are aligned for solid small cap stock performance. U.S. small cap stocks are attractively valued and more direct beneficiaries of economic improvement. In addition, investors turn to small capitalization stocks when comfortable taking on more risk. Regarding sector positioning, we expect pro-growth/cyclical areas to continue to outperform the market, as economic growth rebounds in 2021. Transportation, select producer manufacturing, and technology stocks should benefit especially, based on potential for upward earnings inflections. Also, a focus on infrastructure investment within the Biden administration should help sentiment and growth for producer manufacturing stocks. Within technology, we expect investor enthusiasm

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

for a 5G wireless spending cycle to boost select semiconductor companies. Additionally, despite the shock from the COVID-19 outbreak, the U.S. consumer remains in good shape, with sentiment improving from low levels and high savings rates. This should release some pent-up demand. Accordingly, the Fund retains significant overweight positions in the consumer durables and consumer services sectors. We are evaluating renewable energy companies, which should benefit from the new administration’s policies and increasingly effective technology but have astronomically high valuations relative to the broader market. The Fund continues to significantly underweight the health technology sector, as many of the biotech companies in the benchmark Russell 2000® Growth Index depend on debt or equity offerings to fund operations and rely on binary events, such as clinical trials and acquisition potential, to drive stock performance. The Fund maintains a preference for investing in proven, cash-generating companies.

Roger J. Sit                Kent L. Johnson

Robert W. Sit

Portfolio Managers

36	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2020

	Sit
	Small Cap	Russell	Russell
	Growth	2000®	2000®
	Fund	Growth Index 1	Index 2
Six Month	33.13%	38.88%	37.85%
One Year	35.93	34.63	19.96
Five Year	13.44	16.36	13.26
Ten Year	11.13	13.48	11.20
Since Inception (7/1/94)	10.88	9.20	9.73

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 12/31/20:	$73.07 Per Share
Net Asset Value 6/30/20:	$56.81 Per Share
Total Net Assets:	$132.2 Million
Weighted Average Market Cap:	$10.6 Billion

TOP 10 HOLDINGS

  1. Monolithic Power Systems, Inc.

  2. Chegg, Inc.

  3. Pacific Biosciences of California, Inc.

  4. Paycom Software, Inc.

  5. YETI Holdings, Inc.

  6. HubSpot, Inc.

  7. iRhythm Technologies, Inc.

  8. Trex Co., Inc.

  9. Teladoc Health, Inc.

10. Scotts Miracle-Gro Co.

Based on total net assets as of December 31, 2020. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of December 31, 2020. Subject to change.

DECEMBER 31, 2020	37

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2020

Sit Small Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.9%

Commercial Services - 4.4%

ASGN, Inc. *	22,375	1,868,984

Booz Allen Hamilton Holding Corp.	20,000	1,743,600

Colliers International Group, Inc.	12,700	1,131,951

FTI Consulting, Inc. *	8,950	999,894

		5,744,429

Communications - 0.7%

Shenandoah Telecommunications Co.	22,700	981,775

Consumer Durables - 6.8%

Acushnet Holdings Corp.	22,500	912,150

BRP, Inc.	19,150	1,263,517

Helen of Troy, Ltd. *	7,050	1,566,440

Take-Two Interactive Software, Inc. *	6,350	1,319,466

Thor Industries, Inc.	11,200	1,041,488

YETI Holdings, Inc. *	42,350	2,899,704

		9,002,765

Consumer Services - 6.4%

Chegg, Inc. *	37,500	3,387,375

Nexstar Media Group, Inc.	15,225	1,662,418

Service Corp. International	18,700	918,170

Strategic Education, Inc.	9,100	867,503

Vail Resorts, Inc.	5,600	1,562,176

		8,397,642

Electronic Technology - 9.6%

Arista Networks, Inc. *	6,450	1,874,176

Ciena Corp. *	14,150	747,828

CMC Materials, Inc.	8,825	1,335,222

II-VI, Inc. *	8,750	664,650

MKS Instruments, Inc.	15,750	2,369,588

Monolithic Power Systems, Inc.	10,200	3,735,546

Skyworks Solutions, Inc.	13,200	2,018,016

		12,745,026

Finance - 6.5%

Artisan Partners Asset Management, Inc.	31,825	1,602,070

Axis Capital Holdings, Ltd.	22,975	1,157,710

Essential Properties Realty Trust, Inc.	9,700	205,640

First Republic Bank	6,400	940,352

Physicians Realty Trust	61,600	1,096,480

PROG Holdings, Inc.	23,400	1,260,558

QTS Realty Trust, Inc.	13,300	823,004

SVB Financial Group *	3,775	1,464,058

		8,549,872

Health Services - 4.4%

Encompass Health Corp.	19,675	1,626,926

Teladoc Health, Inc. *	13,125	2,624,475

Tenet Healthcare Corp. *	40,100	1,601,193

		5,852,594

Name of Issuer	Quantity	Fair Value ($)

Health Technology - 18.1%

Align Technology, Inc. *	2,550	1,362,669

AtriCure, Inc. *	34,325	1,910,873

Bio-Techne Corp.	4,800	1,524,240

Exact Sciences Corp. *	15,700	2,080,093

ICU Medical, Inc. *	2,825	605,934

Insulet Corp. *	4,950	1,265,368

iRhythm Technologies, Inc. *	11,675	2,769,427

LeMaitre Vascular, Inc.	26,775	1,084,388

NanoString Technologies, Inc. *	11,650	779,152

Pacific Biosciences of California, Inc. *	130,500	3,385,170

PerkinElmer, Inc.	8,400	1,205,400

Sarepta Therapeutics, Inc. *	13,400	2,284,566

STAAR Surgical Co. *	24,525	1,942,870

STERIS, PLC	9,100	1,724,814

		23,924,964

Industrial Services - 3.9%

EMCOR Group, Inc.	15,800	1,445,068

KBR, Inc.	43,500	1,345,455

Waste Connections, Inc.	23,100	2,369,367

		5,159,890

Non-Energy Minerals - 3.1%

AZEK Co., Inc. *	24,200	930,490

Eagle Materials, Inc.	3,975	402,866

Trex Co., Inc. *	33,075	2,769,039

		4,102,395

Process Industries - 2.5%

Olin Corp.	34,300	842,408

Scotts Miracle-Gro Co.	12,600	2,509,164

		3,351,572

Producer Manufacturing - 8.8%

Applied Industrial Technologies, Inc.	7,000	545,930

AZZ, Inc.	8,425	399,682

Carlisle Cos, Inc.	2,200	343,596

Crane Co.	15,400	1,195,964

H&E Equipment Services, Inc.	44,200	1,317,602

Hubbell, Inc.	8,000	1,254,320

IDEX Corp.	3,000	597,600

Lincoln Electric Holdings, Inc.	8,900	1,034,625

MSA Safety, Inc.	11,400	1,703,046

Oshkosh Corp.	7,825	673,498

Rexnord Corp.	34,700	1,370,303

TPI Composites, Inc. *	8,675	457,867

Watsco, Inc.	2,925	662,659

		11,556,692

See accompanying notes to financial statements.

38	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Retail Trade - 2.1%

Casey’s General Stores, Inc.	4,300	768,066

PetMed Express, Inc.	34,250	1,098,055

Ulta Beauty, Inc. *	3,050	875,838

		2,741,959

Technology Services - 16.4%

Altair Engineering, Inc. *	29,983	1,744,411

ANSYS, Inc. *	3,725	1,355,155

Aspen Technology, Inc. *	12,575	1,637,894

Euronet Worldwide, Inc. *	16,600	2,405,672

Globant SA *	10,800	2,350,188

GoDaddy, Inc. *	15,025	1,246,324

HubSpot, Inc. *	7,025	2,784,991

Paycom Software, Inc. *	7,450	3,369,263

PTC, Inc. *	17,600	2,105,136

Qualys, Inc. *	4,350	530,135

Science Applications International Corp.	14,800	1,400,672

Talend SA, ADR *	19,100	732,294

		21,662,135

Name of Issuer	Quantity	Fair Value ($)

Transportation - 3.1%

Alaska Air Group, Inc.	11,500	598,000

Knight-Swift Transportation Holdings, Inc.	24,375	1,019,362

Marten Transport, Ltd.	72,075	1,241,852

TFI International, Inc.	25,075	1,293,368

		4,152,582

Utilities - 1.1%

Fortis, Inc.	12,107	494,208

Spire, Inc.	14,675	939,787

		1,433,995

Total Common Stocks (cost: $62,742,704)		129,360,287

Short-Term Securities - 2.2%

Fidelity Inst. Money Mkt. Gvt. Fund, 0.01%	2,936,482	2,936,482
(cost: $2,936,482)

Total Investments in Securities - 100.1% (cost: $65,679,186)		132,296,769

Other Assets and Liabilities, net - (0.1%)		(118,056)

Total Net Assets - 100.0%		$132,178,713

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2020 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks **	129,360,287	—	—	129,360,287
Short-Term Securities	2,936,482	—	—	2,936,482

Total:	132,296,769	—	—	132,296,769

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2020	39

Sit International Growth Fund

OBJECTIVE STRATEGY

The objective of the Sit International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

Fund Performance

The Sit International Growth Fund outperformed the MSCI EAFE Index for the 6-month period ended December 31, 2020, with a return of +22.25%, compared with the +21.61% return for its benchmark.

Factors that Influenced the Fund’s Performance

Contributing favorably to performance during the 6-month period were the Fund’s holdings in software & services (Globant and Euronet Worldwide) and materials (LG Chemical and Rio Tinto) and both its sector overweights and stock selections in semiconductors (Samsung Electronics and Broadcom) and technology hardware (Logitech International and Keyence). Conversely, sectors that hurt performance were telecommunications services (China Tower and Cellnex Telecom, and not owning SoftBank Group), retailing (Alibaba Group), commercial & professional services (HomeServe and Waste Connections), and automobiles (no holdings, particularly Daimler).

Geographically, stock selection in Asia/Pacific ex-Japan (LG Chemical, Baidu, and Broadcom) and Non-Euroland (Logitech International, Interroll, and Hexagon), and region allocation in Latin America (Globant) contributed value, while allocations in the United Kingdom (AstraZeneca and HomeServe), Japan (Astellas Pharma and Terumo), and cash hurt performance.

Outlook and Positioning

We expect a post-pandemic, synchronized global recovery to gather steam in 2021, following the deepest economic contraction since World War II in 2020. Unparalleled global stimulus, totaling almost $30 trillion thus far (or over 30% of world GDP), helped stave off an economic meltdown and is now underwriting a nascent worldwide recovery. Global real GDP is poised to expand at least +5.0% in 2021, versus a drop of about -4.3% in 2020.As the virus is brought under control, a wave of pent-up demand, inventory restocking, and business investment should take hold. We expect Japan’s economy to grow +2.5% in 2021, following a -5% contraction in 2020, as the uneven recovery from the virus-induced shock continues. China’s economy should grow over +8.0% in 2021, driven by increased private consumption and manufacturing capital spending, which both lagged in 2020. South Korea’s economic growth will be driven by exports and consumer spending, aided by the latest fiscal stimulus package to help small businesses. India’s economy continues to recover, led by domestic demand.

We are overweight Asia ex-Japan and underweight Europe and Japan. We prefer equities in China, South Korea, and India, as these nations are further along in their economic recoveries due to the early imple-

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI EAFE Index and MSCI EAFE Growth Index. The primary index used to compare the Fund’s performance was changed to the MSCI EAFE Index from the MSCI EAFE Growth Index because the Investment Adviser believes that the MSCI EAFE Index more accurately reflects the Fund’s investment objectives and strategies. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada. This is the Fund’s primary index.

mentation of strict social-distancing measures to control the COVID-19 outbreak. We are constructive on Chinese stocks, given improving earnings growth, a still-benign domestic policy setting, a recovering global economy aided by expanded vaccinations, a more predictable U.S.-China relationship under a Biden administration, and continued Fed policy support. Our Chinese stocks are in the new economy and domestic demand-driven sectors. South Korean equities include exporters, work-from-home and consumer spending beneficiaries, and electric vehicle companies. In India, our holdings are in sectors that will profit from an improving domestic economy. Our Europe stocks are oriented toward the technology, healthcare, and services sectors. In Japan, our holdings continue to focus on companies with structural growth drivers and exposure to overseas economies, and that are defensive, domestic consumption-oriented.

Roger J. Sit

Portfolio Manager

40	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2020

	Sit
	International
	Growth	MSCI EAFE
	Fund	Index [1]
Six Month	22.25%	21.61%
One Year	18.63	7.82
Five Year	7.73	7.45
Ten Year	5.73	5.51
Since Inception (11/1/91)	4.56	5.49

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

FUND DIVERSIFICATION - BY REGION

	Sit Int’l	MSCI EAFE
	Growth Fund	Index
Europe	57.2%	61.6%
Asia	33.0	37.8
North America	6.3	—
Latin America	1.7	—
Africa/Middle East	—	0.6
Cash & Other Net Assets	1.8	—

Based on total net assets as of December 31, 2020. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/31/20:	$21.20 Per Share
Net Asset Value 6/30/20:	$17.38 Per Share
Total Net Assets:	$28.6 Million
Weighted Average Market Cap:	$101.8 Billion

TOP 10 HOLDINGS

  1. Logitech International SA

  2. Nestle SA

  3. LG Chem, Ltd.

  4. Schneider Electric SE

  5. ASML Holding NV

  6. Lonza Group AG

  7. Iberdrola SA

  8. Tencent Holdings, Ltd.

  9. Sony Corp., ADR

10. London Stock Exchange Group, PLC

Based on total net assets as of December 31, 2020. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of December 31, 2020. Subject to change.

DECEMBER 31, 2020	41

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2020

Sit International Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.0%

Asia - 31.8%

Australia - 5.0%

Atlassian Corp., PLC *	2,125	496,974

CSL, Ltd.	1,175	256,523

Macquarie Group, Ltd.	2,600	277,579

Rio Tinto, PLC, ADR	4,400	330,968

Westpac Banking Corp., ADR	4,425	65,932

		1,427,976

China/Hong Kong - 11.5%

AIA Group, Ltd.	32,200	394,585

Alibaba Group Holding, Ltd., ADR *	2,350	546,915

Baidu, Inc., ADR *	2,175	470,322

Budweiser Brewing Co. APAC, Ltd.	21,500	70,997

China Tower Corp., Ltd.	1,342,000	197,341

CSPC Pharmaceutical Group, Ltd.	262,960	268,982

ENN Energy Holdings, Ltd.	18,400	270,098

Ping An Insurance Group Co. of China, Ltd.	33,500	410,515

Tencent Holdings, Ltd.	9,000	654,761

		3,284,516

Japan - 9.7%

Astellas Pharma, Inc.	17,700	273,244

Keyence Corp.	1,000	561,716

Recruit Holdings Co., Ltd.	11,200	468,696

Shiseido Co., Ltd.	4,100	283,353

Sony Corp., ADR	6,300	636,930

Terumo Corp.	13,100	547,065

		2,771,004

Singapore - 1.8%

DBS Group Holdings, Ltd.	15,600	295,569

Singapore Technologies Engineering, Ltd.	78,400	226,610

		522,179

South Korea - 3.8%

LG Chem, Ltd.	975	739,575

Samsung Electronics Co., Ltd., GDR	185	337,625

		1,077,200

Europe - 57.2%

Denmark - 0.8%

Bavarian Nordic *	7,550	231,740

France - 8.3%

AXA SA	11,750	280,083

Dassault Systemes SE	2,625	532,815

Safran SA *	3,200	453,281

Sanofi, ADR	3,800	184,642

Schneider Electric SE	5,000	722,606

Talend SA, ADR *	4,900	187,866

		2,361,293

Name of Issuer	Quantity	Fair Value ($)

Germany - 5.9%

adidas AG *	1,630	593,205

Allianz SE	2,250	551,667

Deutsche Post AG	1,400	69,268

Muenchener Rueckversicherungs AG	435	129,028

Siemens AG	2,225	319,439

Siemens Energy AG *	1,112	40,754

		1,703,361

Ireland - 2.0%

CRH, PLC, ADR	4,800	204,384

STERIS, PLC	1,950	369,603

		573,987

Netherlands - 3.6%

ASML Holding NV	1,450	707,194

Koninklijke Philips NV *	5,866	317,761

		1,024,955

Spain - 3.9%

Cellnex Telecom SA	7,733	464,038

Iberdrola SA	45,900	656,063

		1,120,101

Sweden - 2.2%

Hexagon AB	3,800	346,303

Telefonaktiebolaget LM Ericsson, ADR	23,575	281,721

		628,024

Switzerland - 16.7%

Garmin, Ltd.	3,600	430,776

Interroll Holding AG	120	365,300

Logitech International SA	8,125	789,669

Lonza Group AG	1,075	690,681

Nestle SA	6,600	777,269

Novartis AG	4,325	408,659

Partners Group Holding AG	490	575,624

Roche Holding AG	1,320	460,725

Zurich Insurance Group AG	680	286,886

		4,785,589

United Kingdom - 13.8%

Ashtead Group, PLC	9,600	451,341

AstraZeneca, PLC, ADR	8,300	414,917

BAE Systems, PLC	52,600	351,596

Coca-Cola European Partners, PLC	5,400	269,082

Dechra Pharmaceuticals, PLC	6,300	297,226

Diageo, PLC, ADR	2,775	440,698

Entain, PLC *	8,375	129,818

HomeServe, PLC	22,975	322,038

London Stock Exchange Group, PLC	5,100	628,240

Reckitt Benckiser Group, PLC	3,100	277,332

RELX, PLC	14,700	359,704

		3,941,992

See accompanying notes to financial statements.

42	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Latin America - 1.7%

Argentina - 1.7%

Globant SA *	2,225	484,182

North America - 6.3%

Canada - 2.8%
Alimentation Couche-Tard, Inc.	5,200	177,214
BRP, Inc.	2,925	193,231
Colliers International Group, Inc.	1,600	142,608

Waste Connections, Inc.	2,750	282,068

		795,121

United States - 3.5%
Broadcom, Inc.	1,025	448,796
Euronet Worldwide, Inc. *	1,950	282,594

Mondelez International, Inc.	4,800	280,656

		1,012,046

Total Common Stocks (cost: $16,970,675)		27,745,266

Investment Companies - 1.2%

iShares MSCI India ETF	8,700	349,914

(cost: $258,117)

Short-Term Securities - 1.7%

Fidelity Inst. Money Mkt. Gvt. Fund, 0.01%	470,617	470,617
(cost: $470,617)

Total Investments in Securities - 99.9% (cost: $17,699,409)		28,565,797

Other Assets and Liabilities, net - 0.1%		25,679

Total Net Assets - 100.0%		$28,591,476

*	Non-income producing security.

  ADR — American Depositary Receipt

  GDR — Global Depositary Receipt

  PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

DECEMBER 31, 2020	43

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2020

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2020 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks
Argentina	484,182	—	—	484,182
Australia	1,427,976	—	—	1,427,976
Canada	795,121	—	—	795,121
China/Hong Kong	3,284,516	—	—	3,284,516
Denmark	231,740	—	—	231,740
France	2,361,293	—	—	2,361,293
Germany	1,703,361	—	—	1,703,361
Ireland	573,987	—	—	573,987
Japan	2,771,004	—	—	2,771,004
Netherlands	1,024,955	—	—	1,024,955
Singapore	522,179	—	—	522,179
South Korea	1,077,200	—	—	1,077,200
Spain	1,120,101	—	—	1,120,101
Sweden	628,024	—	—	628,024
Switzerland	4,785,589	—	—	4,785,589
United Kingdom	3,941,992	—	—	3,941,992
United States	1,012,046	—	—	1,012,046
Investment Companies	349,914	—	—	349,914
Short-Term Securities	470,617	—	—	470,617

Total:	28,565,797	—	—	28,565,797

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

44	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

[This page intentionally left blank.]

DECEMBER 31, 2020	45

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

Fund Performance

The Sit Developing Markets Growth Fund increased +28.28% during the 6-month period ended December 31, 2020, compared with the MSCI Emerging Markets Index return of +29.76%.

Factors that Influenced the Fund’s Performance

Contributing to underperformance during the 6-month period were the Fund’s underweight in automobiles (particularly not owning NIO), its stock selection in consumer services (TAL Education Group), pharmaceuticals (CSPC Pharmaceutical Group) and technology hardware (owning Hon Hai Precision Industry and not owning Xiaomi), and its large cash position. On the positive side, sectors that helped performance were materials (LG Chemical and Southern Copper), banks (HDFC Bank), media & entertainment (Baidu), and real estate (underweight).

Geographically, holdings in the Asia/Pacific ex-Japan region (owning TAL Education Group, CSPC Pharmaceutical Group, PT XL Axiata, and China Tower, and not owning NIO) and its weighting in North America detracted from performance, while Latin America (PagSeguro Digital and Globant) and Africa/Mideast (NICE ) added value. By country, the Fund’s holdings in South Korea, Taiwan, and the United States hurt returns, while its sector overweight and holdings in China, its sector overweight in Israel, and its stock selection in Argentina helped performance.

Outlook and Positioning

We expect a post-pandemic, synchronized global recovery to gather steam in 2021, following the deepest economic contraction since World War II in 2020. China’s economy should recover and grow over +8.0% in 2021, driven in part by increased private consumption and manufacturing capital spending, which both lagged in 2020. Also, insofar as 2021 marks the beginning of the nation’s 14th Five Year Plan and the 100th anniversary of the Chinese Communist Party, growth stability will be a top priority. South Korea’s economic growth will be driven by exports and consumer spending, aided by the latest fiscal stimulus package to help small businesses and vulnerable workers. India’s economic recovery will be led by domestic demand. The outlook for LatinAmerica is more cautious, as new daily coronavirus cases in Brazil and Mexico are rebounding, and Mexico’s fiscal support has been negligible, at just 0.6% of GDP, which will make economic recovery challenging there.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

We remain positive on equities in China, South Korea, and India, as these nations are further along in their economic recoveries due to the early implementation of strict social-distancing measures to control the COVID-19 outbreak. We remain constructive on Chinese stocks, given improving earnings growth, a still-benign domestic policy setting, a recovering global economy aided by expanded vaccinations, a more predictable U.S.-China relationship under a Biden administration, and continued Fed policy support. We are cautious on Chinese Internet stocks near term given regulation uncertainties but remain optimistic on the segment’s growth prospects longer term. South Korean equities include exporters, work-from-home and consumer spending beneficiaries, and electric vehicle companies. Electric vehicle demand is expected to rise as part of the secular worldwide commitment to net-zero carbon emissions by 2060. Our equity holdings in India are positioned in sectors that will profit from an improving domestic economy, i.e., consumer, financials, energy, information services, and industrials.

Roger J. Sit     Raymond E. Sit

Portfolio Managers

46	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN

as of December 31, 2020

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index [1]
Six Month	28.28%	29.76%
One Year	23.14	15.84
Five Year	13.28	10.21
Ten Year	2.80	1.15
Since Inception	4.89	3.81
(7/1/94)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

FUND DIVERSIFICATION - BY REGION

	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia	73.3%	80.0%
Africa/Middle East	8.8	7.7
Latin America	8.1	7.9
North America	4.0	—
Europe	—	4.4
Cash & Other Net Assets	5.8	—

Based on total net assets as of December 31, 2020. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/31/20:	$20.83 Per Share
Net Asset Value 6/30/20:	$16.28 Per Share
Total Net Assets:	$13.5 Million
Weighted Average Market Cap:	$181.6 Billion

TOP 10 HOLDINGS

  1. Samsung Electronics Co., Ltd.

  2. Tencent Holdings, Ltd.

  3. Taiwan Semiconductor Co.

  4. Alibaba Group Holding, Ltd., ADR

  5. TAL Education Group, ADR

  6. iShares MSCI India ETF

  7. LG Chem, Ltd.

  8. NICE Systems, Ltd., ADR

  9. JD.com, Inc., ADR

10. HDFC Bank, Ltd., ADR

Based on total net assets as of December 31, 2020. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of December 31, 2020. Subject to change.

DECEMBER 31, 2020	47

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2020

Sit Developing Markets Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 90.9%

Africa/Middle East - 8.8%

Israel - 3.1%

NICE Systems, Ltd., ADR *	1,500	425,310

South Africa - 5.7%

Bid Corp., Ltd.	13,200	236,271

Bidvest Group, Ltd.	5,525	59,036

Naspers, Ltd.	1,425	292,792

Prosus NV	1,700	183,506

		771,605

Asia - 70.0%

Australia - 1.4%

Rio Tinto, PLC, ADR	2,475	186,169

China/Hong Kong - 39.7%

AIA Group, Ltd.	21,400	262,240

Alibaba Group Holding, Ltd., ADR *	2,875	669,099

Baidu, Inc., ADR *	1,700	367,608

Budweiser Brewing Co. APAC, Ltd.	10,200	33,682

China Construction Bank Corp.	125,000	94,970

China Mengniu Dairy Co., Ltd.	48,000	289,766

China Petroleum & Chemical Corp., ADR	1,400	62,440

China Tower Corp., Ltd.	704,000	103,523

CSPC Pharmaceutical Group, Ltd.	230,400	235,677

ENN Energy Holdings, Ltd.	21,900	321,475

GDS Holdings, Ltd., ADR *	600	56,184

Hong Kong Exchanges & Clearing, Ltd.	5,100	279,589

JD.com, Inc., ADR *	4,450	391,155

Meituan Dianping *	6,000	228,005

Ping An Insurance Group Co. of China, Ltd.	19,900	243,858

Sinopharm Group Co., Ltd.	44,900	109,232

TAL Education Group, ADR *	7,900	564,929

Tencent Holdings, Ltd.	11,400	829,364

Tencent Music Entertainment Group, ADR *	5,525	106,301

WH Group, Ltd.	132,500	111,094

		5,360,191

India - 2.9%

HDFC Bank, Ltd., ADR *	5,350	386,591

Indonesia - 1.9%

Astra International Tbk PT	176,000	75,473

XL Axiata Tbk PT	948,800	184,358

		259,831

Singapore - 3.0%

DBS Group Holdings, Ltd.	14,500	274,728

Singapore Technologies Engineering, Ltd.	44,000	127,179

		401,907

South Korea - 12.4%

LG Chem, Ltd.	575	436,159

Medytox, Inc.	322	51,930

Name of Issuer	Quantity	Fair Value ($)

NAVER Corp.	225	60,584

Samsung Electronics Co., Ltd.	12,250	913,422

Shinhan Financial Group Co., Ltd. *	7,200	212,428

		1,674,523

Taiwan - 7.9%

Cathay Financial Holding Co., Ltd.	82,085	123,428

Hon Hai Precision Industry Co., Ltd., GDR	26,835	174,964

Taiwan Semiconductor Co.	37,482	707,006

Taiwan Semiconductor Co., ADR	600	65,424

		1,070,822

Thailand - 0.8%

Bangkok Bank PCL	27,700	110,023

Latin America - 8.1%

Argentina - 1.9%

Globant SA *	1,175	255,692

Brazil - 3.6%

Ambev SA, ADR	21,575	66,020

Banco Bradesco SA	25,083	131,060

Lojas Renner SA	9,400	78,795

Pagseguro Digital, Ltd. *	3,800	216,144

		492,019

Chile - 0.7%

Banco Santander Chile, ADR	4,700	89,253

Peru - 1.9%

Southern Copper Corp.	3,900	253,968

North America - 4.0%

Mexico - 0.9%

Fomento Economico Mexicano, ADR	1,575	119,338

United States - 3.1%

Broadcom, Inc.	550	240,818

Skyworks Solutions, Inc.	1,150	175,812

		416,630

Total Common Stocks (cost: $6,983,272)		12,273,872

Investment Companies - 3.3%

iShares MSCI India ETF	11,100	446,442

(cost: $333,061)

See accompanying notes to financial statements.

48	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 5.7%

Fidelity Inst. Money Mkt. Gvt. Fund, 0.01%	773,736	773,736

(cost: $773,736)

Total Investments in Securities - 99.9% (cost: $8,090,069)		13,494,050
Other Assets and Liabilities, net - 0.1%		7,193

Total Net Assets - 100.0%		$13,501,243

*	Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of December 31, 2020 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks
Argentina	255,692	—	—	255,692
Australia	186,169	—	—	186,169
Brazil	492,019	—	—	492,019
Chile	89,253	—	—	89,253
China/Hong Kong	5,360,191	—	—	5,360,191
India	386,591	—	—	386,591
Indonesia	259,831	—	—	259,831
Israel	425,310	—	—	425,310
Mexico	119,338	—	—	119,338
Peru	253,968	—	—	253,968
Singapore	401,907	—	—	401,907
South Africa	771,605	—	—	771,605
South Korea	1,674,523	—	—	1,674,523
Taiwan	1,070,822	—	—	1,070,822
Thailand	110,023	—	—	110,023
United States	416,630	—	—	416,630
Investment Companies	446,442	—	—	446,442
Short-Term Securities	773,736	—	—	773,736

Total:	13,494,050	—	—	13,494,050

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

DECEMBER 31, 2020	49

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

December 31, 2020

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$44,195,636	$159,452,575	$24,616,756

Investments in securities, at fair value - see accompanying schedule for detail	$61,002,029	$222,142,692	$41,061,184
Cash in bank on demand deposit	—	99	—
Accrued interest and dividends receivable	145,436	210,409	53,063
Receivable for investment securities sold	115,136	739,026	—
Receivable for Fund shares sold	44,104	129,166	1,444

Total assets	61,306,705	223,221,392	41,115,691

LIABILITIES
Payable for investment securities purchased	61,995	199,946	—
Payable for Fund shares redeemed	5,638	162,810	—
Accrued investment management fees and advisory fees	50,729	132,014	34,301
Accrued 12b-1 fees (Class S)	—	6,246	768

Total liabilities	118,362	501,016	35,069

Net assets applicable to outstanding capital stock	$61,188,343	$222,720,376	$41,080,622

Net assets consist of:
Capital (par value and paid-in surplus)	$44,110,269	$160,514,168	$26,225,140
Total distributable earnings (loss), including unrealized appreciation (depreciation)	17,078,074	62,206,208	14,855,482

	$61,188,343	$222,720,376	$41,080,622

Outstanding shares:
Common Shares (Class I) *	2,037,333	12,687,091	1,852,950

Common Shares (Class S) *	—	1,967,282	183,533

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$61,188,343	$192,961,493	$37,379,547

Common Shares (Class S) *	—	29,758,883	3,701,075

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$30.03	$15.21	$20.17

Common Shares (Class S) *	—	$15.13	$20.17

*	Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.

50	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$61,174,723	$5,040,922	$98,737,913	$13,735,807	$65,679,186	$17,699,409	$8,090,069

$157,243,427	$7,956,055	$214,081,293	$19,504,978	$132,296,769	$28,565,797	$13,494,050
—	—	—	—	—	3	47
49,353	8,720	29,171	19,485	62,546	59,180	21,311
—	—	—	23,245	609,413	—	—
11,458	6,049	6,191	1,422	5,079	1,605	1,225

157,304,238	7,970,824	214,116,655	19,549,130	132,973,807	28,626,585	13,516,633

247,980	—	—	63,043	600,908	—	—
68,119	—	139,985	—	30,376	—	—
130,635	6,541	222,060	16,020	163,810	35,109	15,390
—	771	—	964	—	—	—

446,734	7,312	362,045	80,027	795,094	35,109	15,390

$156,857,504	$7,963,512	$213,754,610	$19,469,103	$132,178,713	$28,591,476	$13,501,243

$59,505,868	$5,089,431	$92,550,931	$13,755,448	$63,453,982	$19,507,071	$8,071,687

97,351,636	2,874,081	121,203,679	5,713,655	68,724,731	9,084,405	5,429,556

$156,857,504	$7,963,512	$213,754,610	$19,469,103	$132,178,713	$28,591,476	$13,501,243

2,856,561	260,002	9,132,154	1,020,206	1,808,986	1,348,440	648,107

—	228,372	—	320,705	—	—	—

$156,857,504	$4,250,145	$213,754,610	$14,813,101	$132,178,713	$28,591,476	$13,501,243

—	3,713,367	—	4,656,002	—	—	—

$54.91	$16.35	$23.41	$14.52	$73.07	$21.20	$20.83

—	$16.26	—	$14.52	—	—	—

DECEMBER 31, 2020	51

STATEMENTS OF OPERATIONS (Unaudited)

Six Months Ended December 31, 2020

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
Investment income:
Income:
Dividends*	$258,212	$2,357,667	$375,458
Interest	231,135	98	46

Total income	489,347	2,357,765	375,504

Expenses (note 4):
Investment management and advisory service fee	271,840	1,071,780	236,732
12b-1 fees (Class S)	—	36,696	4,404

Total expenses	271,840	1,108,476	241,136

Less fees and expenses waived by investment adviser	—	(321,534)	(47,346)

Total net expenses	271,840	786,942	193,790

Net investment income (loss)	217,507	1,570,823	181,714

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	300,391	8,316,872	(536,568)
Net realized gain (loss) on foreign currency transactions	—	—	872

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	7,134,385	30,094,260	7,423,138

Net gain (loss)	7,434,776	38,411,132	6,887,442

Net increase (decrease) in net assets resulting from operations	$7,652,283	$39,981,955	$7,069,156

* Foreign taxes withheld on dividends received	—	$10,338	$6,130

See accompanying notes to financial statements.

52	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$653,213	$56,591	$817,241	$186,010	$546,392	$158,061	$80,714
128	28	583	39	269	—	45

653,341	56,619	817,824	186,049	546,661	158,061	80,759

724,586	45,705	1,193,568	107,722	854,608	191,842	116,238
—	4,309	—5,090		—	—	—

724,586	50,014	1,193,568	112,812	854,608	191,842	116,238

—	(9,141)	—	(21,544)	—	—	(34,872)

724,586	40,873	1,193,568	91,268	854,608	191,842	81,366

(71,245)	15,746	(375,744)	94,781	(307,947)	(33,781)	(607)

5,005,414	59,537	10,495,260	188,950	6,894,306	(305,950)	92,855
—	15	(191)	—	—	412	(2)

24,387,604	1,162,017	37,317,016	4,045,660	26,354,375	5,460,008	2,784,010

29,393,018	1,221,569	47,812,085	4,234,610	33,248,681	5,154,470	2,876,863

$29,321,773	$1,237,315	$47,436,341	$4,329,391	$32,940,734	$5,120,689	$2,876,256

—	$1,802	$2,279	$589	$4,629	$11,977	$11,241

DECEMBER 31, 2020	53

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
Operations:
Net investment income (loss)	$217,507	$369,252	$1,570,823	$3,661,546
Net realized gain (loss) on investments and foreign currency transactions	300,391	696,800	8,316,872	10,697,810
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	7,134,385	2,719,030	30,094,260	(2,538,615)

Net increase (decrease) in net assets resulting from operations	7,652,283	3,785,082	39,981,955	11,820,741

Distributions from:
Net investment income and net realized gains
Common shares (Class I)	(801,971)	(2,136,305)	(12,575,977)	(25,345,878)
Common shares (Class S)	—	—	(1,885,036)	(4,407,144)

Total distributions	(801,971)	(2,136,305)	(14,461,013)	(29,753,022)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	11,780,134	17,316,727	7,385,110	25,105,046
Common shares (Class S)	—	—	481,204	1,253,693
Reinvested distributions
Common shares (Class I)	791,979	2,103,223	11,888,153	23,804,702
Common shares (Class S)	—	—	1,881,095	4,392,885
Payments for shares redeemed
Common shares (Class I)	(4,891,583)	(8,876,091)	(20,986,037)	(75,291,359)
Common shares (Class S)	—	—	(5,301,885)	(13,413,244)

Increase (decrease) in net assets from capital transactions	7,680,530	10,543,859	(4,652,360)	(34,148,277)

Total increase (decrease) in net assets	14,530,842	12,192,636	20,868,582	(52,080,558)

Net assets:
Beginning of period	46,657,501	34,464,865	201,851,794	253,932,352

End of period	$61,188,343	$46,657,501	$222,720,376	$201,851,794

Capital transactions in shares:
Sold
Common shares (Class I)	414,349	680,555	494,755	1,827,566
Common shares (Class S)	—	—	32,805	92,706
Reinvested distributions
Common shares (Class I)	27,043	83,820	798,249	1,675,670
Common shares (Class S)	—	—	126,956	310,474
Redeemed
Common shares (Class I)	(173,169)	(370,549)	(1,420,216)	(5,513,813)
Common shares (Class S)	—	—	(363,883)	(995,697)

Net increase (decrease)	268,223	393,826	(331,334)	(2,603,094)

See accompanying notes to financial statements.

54	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit ESG Growth Fund

Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020

$181,714	$458,867	($71,245)	$200,539	$15,746	$48,643

(535,696)	134,732	5,005,414	7,837,834	59,552	52,787

7,423,138	942,590	24,387,604	14,917,326	1,162,017	285,159

7,069,156	1,536,189	29,321,773	22,955,699	1,237,315	386,589

(299,291)	(495,881)	(7,944,944)	(10,751,684)	(24,675)	(55,450)
(24,713)	(45,123)	—	—	(17,325)	(44,523)

(324,004)	(541,004)	(7,944,944)	(10,751,684)	(42,000)	(99,973)

1,632,581	2,566,271	6,371,598	3,793,196	337,381	53,788
69,541	493,938	—	—	18,276	88,716

281,789	473,429	7,789,099	10,576,386	24,675	55,450
24,713	44,849	—	—	17,325	44,523

(2,003,894)	(3,345,936)	(7,834,027)	(14,001,032)	(220,362)	(168,614)
(421,547)	(538,748)	—	—	(44,888)	(6,803)

(416,817)	(306,197)	6,326,670	368,550	132,407	67,060

6,328,335	688,988	27,703,499	12,572,565	1,327,722	353,676

34,752,287	34,063,299	129,154,005	116,581,440	6,635,790	6,282,114

$41,080,622	$34,752,287	$156,857,504	$129,154,005	$7,963,512	$6,635,790

86,291	150,362	118,337	90,022	21,499	3,933
3,782	32,537	—	—	1,154	6,554

15,797	29,095	143,077	246,824	1,528	3,936
1,398	2,759	—	—	1,078	3,173

(108,511)	(206,028)	(148,919)	(334,238)	(14,072)	(13,142)
(22,911)	(32,495)	—	—	(3,063)	(491)

(24,154)	(23,770)	112,495	2,608	8,124	3,963

DECEMBER 31, 2020	55

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Sit Mid Cap Growth Fund		Sit Small Cap Dividend Growth Fund
	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020
Operations:
Net investment income (loss)	($375,744)	($449,745)	$94,781	$171,566
Net realized gain (loss) on investments and foreign currency transactions	10,495,069	8,299,165	188,950	(63,100)
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	37,317,016	5,783,828	4,045,660	(650,584)

Net increase (decrease) in net assets resulting from operations	47,436,341	13,633,248	4,329,391	(542,118)

Distributions from:
Net investment income and net realized gains
Common shares (Class I)	(8,583,537)	(12,018,685)	(101,665)	(143,293)
Common shares (Class S)	—	—	(24,336)	(37,709)

Total distributions	(8,583,537)	(12,018,685)	(126,001)	(181,002)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	1,200,306	1,783,445	954,609	1,690,858
Common shares (Class S)	—	—	94,904	114,119
Reinvested distributions
Common shares (Class I)	8,275,873	11,531,885	95,549	135,470
Common shares (Class S)	—	—	23,008	35,517
Payments for shares redeemed
Common shares (Class I)	(7,318,564)	(11,284,411)	(1,230,152)	(2,069,396)
Common shares (Class S)	—	—	(178,320)	(216,438)

Increase (decrease) in net assets from capital transactions	2,157,615	2,030,919	(240,402)	(309,870)

Total increase (decrease) in net assets	41,010,419	3,645,482	3,962,988	(1,032,990)

Net assets:
Beginning of period	172,744,191	169,098,709	15,506,115	16,539,105

End of period	$213,754,610	$172,744,191	$19,469,103	$15,506,115

Capital transactions in shares:
Sold
Common shares (Class I)	54,492	99,516	71,804	141,777
Common shares (Class S)	—	—	7,073	9,990
Reinvested distributions
Common shares (Class I)	356,565	632,577	7,554	11,483
Common shares (Class S)	—	—	1,818	2,979
Redeemed
Common shares (Class I)	(345,853)	(638,495)	(93,913)	(174,897)
Common shares (Class S)	—	—	(14,961)	(21,280)

Net increase (decrease)	65,204	93,598	(20,625)	(29,948)

See accompanying notes to financial statements.

56	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Small Cap Growth Fund		Sit International Growth Fund		Sit Developing Markets Growth Fund
Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020

($307,947)	($502,943)	($33,781)	$79,522	($607)	$162,064

6,894,306	2,423,438	(305,538)	(344,236)	92,853	(26,021)

26,354,375	3,290,428	5,460,008	761,010	2,784,010	55,100

32,940,734	5,210,923	5,120,689	496,296	2,876,256	191,143

(4,398,753)	(3,070,107)	(61,407)	(227,001)	(34,798)	(185,000)
—	—	—	—	—	—

(4,398,753)	(3,070,107)	(61,407)	(227,001)	(34,798)	(185,000)

1,910,080	1,513,165	1,342,942	906,266	953,353	936,308
—	—	—	—	—	—

4,280,437	3,017,215	60,436	222,999	34,052	180,261
—	—	—	—	—	—

(3,166,488)	(5,688,108)	(875,743)	(1,856,893)	(587,409)	(858,591)
—	—	—	—	—	—

3,024,029	(1,157,728)	527,635	(727,628)	399,996	257,978

31,566,010	983,088	5,586,917	(458,333)	3,241,454	264,121

100,612,703	99,629,615	23,004,559	23,462,892	10,259,789	9,995,668

$132,178,713	$100,612,703	$28,591,476	$23,004,559	$13,501,243	$10,259,789

28,222	28,064	67,257	52,331	48,942	57,066
—	—	—	—	—	—

59,649	54,719	2,881	12,584	1,656	10,714
—	—	—	—	—	—

(49,990)	(108,206)	(45,295)	(110,718)	(32,877)	(54,070)
—	—	—	—	—	—

37,881	(25,423)	24,843	(45,803)	17,721	13,710

DECEMBER 31, 2020	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Six Months Ended
	December 31, 2020		Years Ended June 30,
	(Unaudited)	2020	2019	2018	2017	2016

Net Asset Value:
Beginning of period	$26.37	$25.06	$23.76	$22.71	$20.40	$21.54

Operations:
Net investment income [1]	0.11	0.25	0.32	0.25	0.25	0.26
Net realized and unrealized gains	3.96	2.64	1.52	1.96	2.29	0.04

Total from operations	4.07	2.89	1.84	2.21	2.54	0.30

Distributions to Shareholders:
From net investment income	(0.16)	(0.27)	(0.31)	(0.27)	(0.23)	(0.45)
From net realized gains	(0.25)	(1.31)	(0.23)	(0.89)	—	(0.99)

Total distributions	(0.41)	(1.58)	(0.54)	(1.16)	(0.23)	(1.44)

Net Asset Value:
End of period	$30.03	$26.37	$25.06	$23.76	$22.71	$20.40

Total investment return [2]	15.47%	11.91%	7.98%	9.84%	12.56%	1.47%

Net assets at end of period (000’s omitted)	$61,188	$46,658	$34,465	$37,541	$25,242	$23,511

Ratios: [3]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.80%	0.99%	1.33%	1.07%	1.18%	1.25%

Portfolio turnover rate (excluding short-term securities)	18.01%[4]	58.63%	50.45%	50.49%	50.31%	54.46%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Not annualized.

58	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

	Six Months Ended
Class I	December 31, 2020		Years Ended June 30,
	(Unaudited)	2020	2019	2018	2017	2016

Net Asset Value:
Beginning of period	$13.48	$14.45	$16.69	$16.88	$15.82	$17.40

Operations:
Net investment income [1]	0.11	0.22	0.38	0.26	0.24	0.26
Net realized and unrealized gains	2.65	0.64	0.55	1.49	2.09	0.32

Total from operations	2.76	0.86	0.93	1.75	2.33	0.58

Redemption fees [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.17)	(0.24)	(0.40)	(0.26)	(0.23)	(0.32)
From net realized gains	(0.86)	(1.59)	(2.77)	(1.68)	(1.04)	(1.84)

Total distributions.	(1.03)	(1.83)	(3.17)	(1.94)	(1.27)	(2.16)

Net Asset Value:
End of period	$15.21	$13.48	$14.45	$16.69	$16.88	$15.82

Total investment return [3]	20.66%	5.46%	8.37%	10.36%	15.41%	3.94%

Net assets at end of period (000’s omitted)	$192,961	$172,746	$214,204	$918,584	$1,015,920	$942,244

Ratios: [4]
Expenses (without waiver)	1.00%[5]	1.00%[5]	1.00%[5]	1.00%[5]	1.00%	1.00%
Expenses (with waiver)	0.70%[5]	0.70%[5]	0.70%[5]	0.78%[5]	1.00%	1.00%
Net investment income (without waiver)	1.20%	1.30%	2.04%	1.31%	1.49%	1.64%
Net investment income (with waiver)	1.50%	1.60%	2.34%	1.53%	1.49%	1.64%

Portfolio turnover rate (excluding short-term securities)	21.18%[6]	68.43%	51.52%	68.38%	61.33%	75.94%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.00% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

DECEMBER 31, 2020	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Dividend Growth Fund

	Six Months Ended
Class S	December 31, 2020		Years Ended June 30,
	(Unaudited)	2020	2019	2018	2017	2016

Net Asset Value:
Beginning of period	$13.40	$14.37	$16.61	$16.81	$15.76	$17.34

Operations:
Net investment income [1]	0.09	0.19	0.32	0.22	0.20	0.22
Net realized and unrealized gains	2.64	0.63	0.57	1.47	2.08	0.32

Total from operations	2.73	0.82	0.89	1.69	2.28	0.54

Redemption fees	—	— [2]	— [2]	— [2]	— [2]	— [2]

Distributions to Shareholders:
From net investment income	(0.14)	(0.20)	(0.36)	(0.21)	(0.19)	(0.28)
From net realized gains	(0.86)	(1.59)	(2.77)	(1.68)	(1.04)	(1.84)

Total distributions.	(1.00)	(1.79)	(3.13)	(1.89)	(1.23)	(2.12)

Net Asset Value:
End of period	$15.13	$13.40	$14.37	$16.61	$16.81	$15.76

Total investment return [3]	20.56%	5.19%	8.12%	10.06%	15.11%	3.68%

Net assets at end of period (000’s omitted)	$29,759	$29,106	$39,729	$51,331	$65,278	$67,620

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%[5]	1.25%[5]	1.25%[5]	1.25%	1.25%
Expenses (with waiver)	0.95%[5]	0.95%[5]	0.95%[5]	1.03%[5]	1.25%	1.25%
Net investment income (without waiver)	0.95%	1.05%	1.80%	1.06%	1.24%	1.39%
Net investment income (with waiver)	1.25%	1.35%	2.10%	1.28%	1.24%	1.39%

Portfolio turnover rate (excluding short-term securities)	21.18%[6]	68.43%	51.52%	68.38%	61.33%	75.94%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

60	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

	Six Months Ended
Class I	December 31, 2020			Years Ended June 30,
	(Unaudited)	2020		2019		2018		2017	2016

Net Asset Value:
Beginning of period	$16.87	$16.34		$15.24		$14.54		$13.19	$14.80

Operations:
Net investment income [1]	0.09	0.22		0.28		0.27		0.22	0.21
Net realized and unrealized gains (losses)	3.37	0.57		1.10		0.67		1.34	(0.48)

Total from operations	3.46	0.79		1.38		0.94		1.56	(0.27)

Redemption fees	— [2]	—	[2]	—	[2]	—		— [2]	—

Distributions to Shareholders:
From net investment income	(0.16)	(0.26)		(0.28)		(0.24)		(0.21)	(0.34)
From net realized gains	—	—		—		—		—	(1.00)

Total distributions.	(0.16)	(0.26)		(0.28)		(0.24)		(0.21)	(1.34)

Net Asset Value:
End of period	$20.17	$16.87		$16.34		$15.24		$14.54	$13.19

Total investment return [3]	20.65%	4.93%		9.18%		6.46%		11.94%	(1.67% )

Net assets at end of period (000’s omitted)	$37,380	$31,361		$30,823		$28,778		$25,623	$22,333

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%	[5]	1.25%	[5]	1.25%	[5]	1.25%	1.25%
Expenses (with waiver)	1.00%[5]	1.00%	[5]	1.00%	[5]	1.06%	[5]	1.25%	1.25%
Net investment income (without waiver)	0.73%	1.11%		1.53%		1.59%		1.63%	1.56%
Net investment income (with waiver)	0.98%	1.36%		1.78%		1.78%		1.63%	1.56%

Portfolio turnover rate (excluding short-term securities)	6.98%[6]	22.15%		15.07%		19.80%		32.04%	48.30%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

DECEMBER 31, 2020	61

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Global Dividend Growth Fund

	Six Months Ended
Class S	December 31, 2020			Years Ended June 30,
	(Unaudited)	2020		2019		2018		2017	2016

Net Asset Value:
Beginning of period	$16.85	$16.33		$15.22		$14.53		$13.18	$14.78

Operations:
Net investment income [1]	0.07	0.18		0.24		0.23		0.19	0.18
Net realized and unrealized gains (losses)	3.38	0.56		1.11		0.66		1.33	(0.48)

Total from operations	3.45	0.74		1.35		0.89		1.52	(0.30)

Redemption fees	— [2]	—	[2]	—		—		—	—

Distributions to Shareholders:
From net investment income	(0.13)	(0.22)		(0.24)		(0.20)		(0.17)	(0.30)
From net realized gains	—	—		—		—		—	(1.00)

Total distributions.	(0.13)	(0.22)		(0.24)		(0.20)		(0.17)	(1.30)

Net Asset Value:
End of period	$20.17	$16.85		$16.33		$15.22		$14.53	$13.18

Total investment return [3]	20.57%	4.60%		8.98%		6.13%		11.67%	(1.89% )

Net assets at end of period (000’s omitted)	$3,701	$3,391		$3,241		$3,246		$3,274	$2,861

Ratios: [4]
Expenses (without waiver)	1.50%[5]	1.50%	[5]	1.50%	[5]	1.50%	[5]	1.50%	1.50%
Expenses (with waiver)	1.25%[5]	1.25%	[5]	1.25%	[5]	1.31%	[5]	1.50%	1.50%
Net investment income (without waiver)	0.49%	0.87%		1.28%		1.33%		1.38%	1.31%
Net investment income (with waiver)	0.74%	1.12%		1.53%		1.52%		1.38%	1.31%

Portfolio turnover rate (excluding short-term securities)	6.98%[6]	22.15%		15.07%		19.80%		32.04%	48.30%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

62	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Six Months Ended
	December 31, 2020		Years Ended June 30,
	(Unaudited)	2020	2019	2018	2017	2016

Net Asset Value:
Beginning of period	$47.07	$42.53	$42.40	$40.56	$36.02	$47.21

Operations:
Net investment income (loss) [1]	(0.03)	0.07	0.16	0.13	0.21	0.18
Net realized and unrealized gains (losses)	10.79	8.60	3.61	6.55	7.07	(0.42)

Total from operations	10.76	8.67	3.77	6.68	7.28	(0.24)

Redemption fees [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.02)	(0.12)	(0.15)	(0.17)	(0.19)	(1.44)
From net realized gains	(2.90)	(4.01)	(3.49)	(4.67)	(2.55)	(9.51)

Total distributions	(2.92)	(4.13)	(3.64)	(4.84)	(2.74)	(10.95)

Net Asset Value:
End of period	$54.91	$47.07	$42.53	$42.40	$40.56	$36.02

Total investment return [3]	22.92%	21.34%	10.54%	16.93%	21.18%	(0.89% )

Net assets at end of period (000’s omitted)	$156,858	$129,154	$116,581	$118,792	$113,620	$117,459

Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.10%)	0.17%	0.39%	0.30%	0.54%	0.44%

Portfolio turnover rate (excluding short-term securities)	6.51%[5]	14.53%	16.02%	15.20%	17.69%	20.05%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2020	63

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit ESG Growth Fund

	Six Months Ended
Class I	December 31, 2020	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017 *

Net Asset Value:
Beginning of period	$13.85	$13.21	$12.37	$11.29	$10.00

Operations:
Net investment income [1]	0.04	0.12	0.17	0.16	0.11
Net realized and unrealized gains	2.56	0.74	0.83	1.03	1.20

Total from operations	2.60	0.86	1.00	1.19	1.31

Redemption fees	— [2]	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.10)	(0.17)	(0.16)	(0.11)	(0.02)
From net realized gains	—	(0.05)	—	—	—

Total distributions.	(0.10)	(0.22)	(0.16)	(0.11)	(0.02)

Net Asset Value:
End of period	$16.35	$13.85	$13.21	$12.37	$11.29

Total investment return [2]	18.75%	6.47%	8.30%	10.57%	13.13%

Net assets at end of period (000’s omitted)	$4,250	$3,477	$3,387	$3,041	$2,349

Ratios: [3]
Expenses (without waiver)	1.25%[4]	1.25%[4]	1.25%[4]	1.25%[4]	1.25%
Expenses (with waiver)	1.00%[4]	1.00%[4]	1.00%[4]	1.06%[4]	1.25%
Net investment income (without waiver)	0.30%	0.63%	1.14%	1.10%	1.01%
Net investment income (with waiver)	0.55%	0.88%	1.38%	1.29%	1.01%

Portfolio turnover rate (excluding short-term securities)	5.75%[5]	25.28%	9.26%	14.97%	27.60%

*	The Fund commenced investment operations on June 30, 2016.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[5]	Not annualized.

64	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit ESG Growth Fund

	Six Months Ended
Class S	December 31, 2020	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017 *

Net Asset Value:
Beginning of period	$13.78	$13.16	$12.34	$11.28	$10.00

Operations:
Net investment income [1]	0.02	0.08	0.14	0.13	0.08
Net realized and unrealized gains	2.54	0.74	0.83	1.03	1.21

Total from operations	2.56	0.82	0.97	1.16	1.29

Distributions to Shareholders:
From net investment income	(0.08)	(0.15)	(0.15)	(0.10)	(0.01)
From net realized gains	—	(0.05)	—	—	—

Total distributions	(0.08)	(0.20)	(0.15)	(0.10)	(0.01)

Net Asset Value:
End of period	$16.26	$13.78	$13.16	$12.34	$11.28

Total investment return [2]	18.56%	6.22%	8.01%	10.37%	12.79%

Net assets at end of period (000’s omitted)	$3,713	$3,158	$2,895	$2,660	$2,321

Ratios: [3]
Expenses (without waiver)	1.50%[4]	1.50%[4]	1.50%[4]	1.50%[4]	1.50%
Expenses (with waiver)	1.25%[4]	1.25%[4]	1.25%[4]	1.31%[4]	1.50%
Net investment income (without waiver)	0.05%	0.38%	0.89%	0.84%	0.76%
Net investment income (with waiver)	0.30%	0.63%	1.14%	1.03%	0.76%

Portfolio turnover rate (excluding short-term securities)	5.75%[5]	25.28%	9.26%	14.97%	27.60%

*	The Fund commenced investment operations on June 30, 2016.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[5]	Not annualized.

DECEMBER 31, 2020	65

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Six Months Ended
	December 31, 2020		Years Ended June 30,
	(Unaudited)	2020	2019	2018	2017		2016

Net Asset Value:
Beginning of period	$19.05	$18.84	$18.96	$18.06	$15.36		$20.22

Operations:
Net investment loss [1]	(0.04)	(0.05)	(0.03)	(0.03)	—	[2]	(0.04)
Net realized and unrealized gains (losses)	5.38	1.64	1.79	1.71	2.86		(1.92)

Total from operations	5.34	1.59	1.76	1.68	2.86		(1.96)

Redemption fees [2]	—	—	—	—	—		—

Distributions to Shareholders:
From net investment income	—	—	—	— [2]	—		—
From net realized gains	(0.98)	(1.38)	(1.88)	(0.78)	(0.16)		(2.90)

Total distributions	(0.98)	(1.38)	(1.88)	(0.78)	(0.16)		(2.90)

Net Asset Value:
End of period	$23.41	$19.05	$18.84	$18.96	$18.06		$15.36

Total investment return [3]	28.05%	8.75%	11.76%	9.42%	18.74%		(9.97% )

Net assets at end of period (000’s omitted)	$213,755	$172,744	$169,099	$158,501	$156,305		$139,523

Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%		1.25%
Net investment loss	(0.39%)	(0.27% )	(0.16% )	(0.17% )	(0.01%	)	(0.23% )

Portfolio turnover rate (excluding short-term securities)	9.65%[5]	25.58%	27.70%	28.89%	23.02%		21.57%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

66	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Dividend Growth Fund

	Six Months Ended
Class I	December 31, 2020		Years Ended June 30,
	(Unaudited)	2020	2019	2018	2017	2016

Net Asset Value:
Beginning of period	$11.39	$11.89	$12.27	$11.47	$10.00	$9.96

Operations:
Net investment income [1]	0.07	0.13	0.15	0.11	0.12	0.14
Net realized and unrealized gains (losses)	3.16	(0.49)	(0.25)	0.80	1.46	0.02

Total from operations	3.23	(0.36)	(0.10)	0.91	1.58	0.16

Distributions to Shareholders:
From net investment income	(0.10)	(0.14)	(0.15)	(0.11)	(0.11)	(0.12)
From net realized gains	—	—	(0.13)	—	—	— [2]

Total distributions.	(0.10)	(0.14)	(0.28)	(0.11)	(0.11)	(0.12)

Net Asset Value:
End of period	$14.52	$11.39	$11.89	$12.27	$11.47	$10.00

Total investment return [3]	28.48%	(3.05% )	(0.54% )	8.00%	15.84%	1.71%

Net assets at end of period (000’s omitted)	$14,813	$11,786	$12,559	$14,597	$12,716	$5,777

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%[5]	1.25%[5]	1.25%[5]	1.25%	1.25%
Expenses (with waiver)	1.00%[5]	1.00%[5]	1.00%[5]	1.06%[5]	1.25%	1.25%
Net investment income (without waiver)	0.91%	0.90%	1.07%	0.75%	1.06%	1.46%
Net investment income (with waiver)	1.16%	1.15%	1.32%	0.94%	1.06%	1.46%

Portfolio turnover rate (excluding short-term securities)	14.69%[6]	27.58%	24.17%	29.74%	19.57%	26.43%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

DECEMBER 31, 2020	67

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Small Cap Dividend Growth Fund

	Six Months Ended
Class S	December 31, 2020		Years Ended June 30,
	(Unaudited)	2020	2019	2018	2017	2016

Net Asset Value:
Beginning of period	$11.38	$11.88	$12.26	$11.46	$10.00	$9.96

Operations:
Net investment income [1]	0.06	0.10	0.12	0.08	0.09	0.11
Net realized and unrealized gains (losses)	3.16	(0.49)	(0.25)	0.80	1.45	0.03

Total from operations	3.22	(0.39)	(0.13)	0.88	1.54	0.14

Distributions to Shareholders:
From net investment income	(0.08)	(0.11)	(0.12)	(0.08)	(0.08)	(0.10)
From net realized gains	—	—	(0.13)	—	—	— [2]

Total distributions.	(0.08)	(0.11)	(0.25)	(0.08)	(0.08)	(0.10)

Net Asset Value:
End of period	$14.52	$11.38	$11.88	$12.26	$11.46	$10.00

Total investment return [3]	28.36%	(3.30% )	(0.80% )	7.74%	15.46%	1.46%

Net assets at end of period (000’s omitted)	$4,656	$3,720	$3,981	$3,882	$3,461	$2,587

Ratios: [4]
Expenses (without waiver)	1.50%[5]	1.50%[5]	1.50%[5]	1.50%[5]	1.50%	1.50%
Expenses (with waiver)	1.25%[5]	1.25%[5]	1.25%[5]	1.31%[5]	1.50%	1.50%
Net investment income (without waiver)	0.66%	0.64%	0.82%	0.51%	0.81%	1.21%
Net investment income (with waiver)	0.91%	0.89%	1.07%	0.70%	0.81%	1.21%

Portfolio turnover rate (excluding short-term securities)	14.69%[6]	27.58%	24.17%	29.74%	19.57%	26.43%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

68	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

	Six Months Ended
	December 31, 2020			Years Ended June 30,
	(Unaudited)	2020		2019		2018		2017		2016

Net Asset Value:
Beginning of period	$56.81	$55.46		$57.18		$54.18		$45.59		$60.10

Operations:
Net investment loss [1]	(0.18)	(0.28)		(0.25)		(0.29)		(0.24)		(0.33)
Net realized and unrealized gains (losses)	18.95	3.38		2.88		7.01		8.91		(8.97)

Total from operations	18.77	3.10		2.63		6.72		8.67		(9.30)

Redemption fees	—	—	[2]	—	[2]	—	[2]	—	[2]	— [2]

Distributions to Shareholders:
From net realized gains	(2.51)	(1.75)		(4.35)		(3.72)		(0.08)		(5.21)

Net Asset Value:
End of period	$73.07	$56.81		$55.46		$57.18		$54.18		$45.59

Total investment return [3]	33.13%	5.68%		6.45%		12.68%		19.06%		(16.00% )

Net assets at end of period (000’s omitted)	$132,179	$100,613		$99,630		$100,038		$90,817		$81,209

Ratios: [4]
Expenses	1.50%	1.50%		1.50%		1.50%		1.50%		1.50%
Net investment loss	(0.54%)	(0.53%	)	(0.47%	)	(0.51%	)	(0.47%	)	(0.65% )

Portfolio turnover rate (excluding short-term securities)	14.14%[5]	25.74%		26.34%		29.01%		29.08%		27.37%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2020	69

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

	Six Months Ended
	December 31, 2020		Years Ended June 30,
	(Unaudited)	2020	2019	2018	2017	2016

Net Asset Value:
Beginning of period	$17.38	$17.13	$16.75	$16.23	$14.48	$16.92

Operations:
Net investment income (loss) [1]	(0.03)	0.06	0.16	0.19	0.14	0.12
Net realized and unrealized gains (losses)	3.90	0.36	0.40	0.47	1.68	(1.47)

Total from operations	3.87	0.42	0.56	0.66	1.82	(1.35)

Redemption fees	—	— [2]	—	— [2]	— [2]	—

Distributions to Shareholders:
From net investment income	(0.05)	(0.17)	(0.18)	(0.14)	(0.07)	(0.09)
From net realized gains	—	—	—	—	—	(1.00)

Total distributions	(0.05)	(0.17)	(0.18)	(0.14)	(0.07)	(1.09)

Net Asset Value:
End of period	$21.20	$17.38	$17.13	$16.75	$16.23	$14.48

Total investment return [3]	22.25%	2.43%	3.55%	4.06%	12.64%	(8.19% )

Net assets at end of period (000’s omitted)	$28,591	$23,005	$23,463	$23,875	$22,618	$20,440

Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss)	(0.26%)	0.35%	0.97%	1.11%	0.97%	0.76%

Portfolio turnover rate (excluding short-term securities)	5.03%[5]	13.38%	27.38%	16.35%	39.23%	37.94%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

70	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

	Six Months Ended
	December 31, 2020		Years Ended June 30,
	(Unaudited)	2020	2019	2018		2017	2016

Net Asset Value:
Beginning of period	$16.28	$16.21	$17.25	$15.23		$12.26	$14.77

Operations:
Net investment income (loss) [1]	— [2]	0.26	0.10	0.03		(0.02)	0.04
Net realized and unrealized gains (losses)	4.61	0.11	(0.90)	2.24		3.02	(2.18)

Total from operations	4.61	0.37	(0.80)	2.27		3.00	(2.14)

Redemption fees	—	— [2]	—	—	[2]	—	— [2]

Distributions to Shareholders:
From net investment income	(0.02)	(0.30)	(0.08)	—		(0.03)	(0.02)
From net realized gains	(0.04)	—	(0.16)	(0.25)		—	(0.35)

Total distributions	(0.06)	(0.30)	(0.24)	(0.25)		(0.03)	(0.37)

Net Asset Value:
End of period	$20.83	$16.28	$16.21	$17.25		$15.23	$12.26

Total investment return [3]	28.28%	2.20%	(4.43% )	14.94%		24.56%	(14.42% )

Net assets at end of period (000’s omitted)	$13,501	$10,260	$9,996	$11,027		$9,561	$7,297

Ratios: [4]
Expenses (without waiver)	2.00%[5]	2.00%[5]	2.00%[5]	2.00%[5]		2.00%	2.00%
Expenses (with waiver)	1.40%[5]	1.40%[5]	1.40%[5]	1.54%[5]		2.00%	2.00%
Net investment income (loss) (without waiver)	(0.61%)	1.05%	0.03%	(0.26%	)	(0.18% )	0.31%
Net investment income (loss) (with waiver)	(0.01%)	1.65%	0.63%	0.20%		(0.18% )	0.31%

Portfolio turnover rate (excluding short-term securities)	4.14%[6]	4.15%	10.28%	30.30%		19.67%	28.14%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 2.00% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

[6]	Not annualized.

DECEMBER 31, 2020	71

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2020

(1)	Organization

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced, Sit Dividend Growth, Sit Global Dividend Growth, Sit ESG Growth, Sit Small Cap Dividend Growth, Sit Small Cap Growth, Sit International Growth, and Sit Developing Markets Growth are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective

Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth	Provide current income that exceeds the dividend yield of the MSCI World Index that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth	Maximize long-term capital appreciation.
ESG Growth	Maximize long-term capital appreciation.
Mid Cap Growth	Maximize long-term capital appreciation.
Small Cap Dividend Growth	Provide current income that exceeds the yield of the Russell 2000® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Equity securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. The procedures consider, among

72	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on an accrual basis, including level-yield amortization of long-term bond premium and discount using the effective yield method.

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

• Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

• Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of December 31, 2020 is included with the Funds’ schedule of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. Eastern Time). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

DECEMBER 31, 2020	73

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2020 (Continued)

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. In order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis. Also, the Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of December 31, 2020, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns remain subject to examination by the Internal Revenue Service and state departments of revenue until such time as the applicable statute of limitations for audit has expired. For example, U.S. tax returns are generally subject to audit for three years from the date they are filed.

At December 31, 2020, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
Balanced	$16,924,668	($118,275)	$16,806,393	$44,195,636
Dividend Growth	63,089,258	(399,141)	62,690,117	159,452,575
Global Dividend Growth	16,531,758	(87,330)	16,444,428	24,616,756
Large Cap Growth	96,337,604	(268,900)	96,068,704	61,174,723
ESG Growth	2,923,106	(7,973)	2,915,133	5,040,922
Mid Cap Growth	115,461,518	(118,138)	115,343,380	98,737,913
Small Cap Dividend Growth	5,977,568	(208,397)	5,769,171	13,735,807
Small Cap Growth	66,914,721	(297,138)	66,617,583	65,679,186
International Growth	11,106,613	(240,225)	10,866,388	17,699,409
Developing Markets Growth	5,967,780	(563,799)	5,403,981	8,090,069

Net investment income and net realized gains differ for financial statement and tax purposes because of corporate actions on shares held and/or losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2020 and 2019 were as follows:

74	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Year Ended June 30, 2020:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$486,523	$1,649,782	$2,136,305
Dividend Growth (Class I)	4,432,308	20,913,570	25,345,878
Dividend Growth (Class S)	695,533	3,711,611	4,407,144
Global Dividend Growth (Class I)	495,881	—	495,881
Global Dividend Growth (Class S)	45,123	—	45,123
Large Cap Growth	313,002	10,438,682	10,751,684
ESG Growth (Class I)	43,224	12,226	55,450
ESG Growth (Class S)	33,888	10,635	44,523
Mid Cap Growth	—	12,018,685	12,018,685
Small Cap Dividend Growth (Class I)	143,293	—	143,293
Small Cap Dividend Growth (Class S)	37,709	—	37,709
Small Cap Growth	—	3,070,107	3,070,107
International Growth	227,001	—	227,001
Developing Markets Growth	185,000	—	185,000

Year Ended June 30, 2019:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$459,001	$342,301	$801,302
Dividend Growth (Class I)	17,847,831	86,972,912	104,820,743
Dividend Growth (Class S)	1,193,973	7,639,936	8,833,909
Global Dividend Growth (Class I)	521,860	—	521,860
Global Dividend Growth (Class S)	49,144	—	49,144
Large Cap Growth	456,987	9,477,676	9,934,663
ESG Growth (Class I)	40,551	—	40,551
ESG Growth (Class S)	31,449	—	31,449
Mid Cap Growth	1,152,232	14,273,917	15,426,149
Small Cap Dividend Growth (Class I)	169,480	147,220	316,700
Small Cap Dividend Growth (Class S)	38,521	42,395	80,916
Small Cap Growth	—	7,455,033	7,455,033
International Growth	245,338	—	245,338
Developing Markets Growth	49,252	102,896	152,148

DECEMBER 31, 2020	75

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2020 (Continued)

As of June 30, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)
Balanced	$183,595	$381,405	—	$9,662,762
Dividend Growth	821,481	12,122,888	($6,693,354)	30,434,251
Global Dividend Growth	139,947	—	(1,047,906)	9,018,289
Large Cap Growth	63,675	4,230,801	—	71,680,331
ESG Growth	21,980	—	(96,362)	1,753,148
Mid Cap Growth	—	4,894,109	(260,780)	77,717,546
Small Cap Dividend Growth	37,627	—	(253,454)	1,726,092
Small Cap Growth	—	702,416	(733,699)	40,214,033
International Growth	61,406	—	(1,422,363)	5,386,080
Developing Markets Growth	10,868	—	(31,404)	2,608,634

Net capital loss carryovers and late year losses, if any, as of June 30, 2020, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds’ are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward retain their character as either short-term or long-term capital losses. The net capital loss carryovers and the late year losses deferred as of June 30, 2020, were as follows:

	Unlimited Period of Net		Late Year
	Capital Loss Carryover		Losses Deferred
	Short-Term	Long-Term	Ordinary	Capital
Dividend Growth	—	—	—	$6,693,354
Global Dividend Growth	$1,047,906	—	—	—
ESG Growth	—	—	—	96,362
Mid Cap Growth	—	—	$260,780	—
Small Cap Dividend Growth	101,296	$152,158	—	—
Small Cap Growth	—	—	286,404	447,295
International Growth	1,086,655	335,708	—	—
Developing Markets Growth	31,404	—	—	—

For the year ended June 30, 2020, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expired
Global Dividend Growth	$133,881	—
ESG Growth	126,311	—

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, Large Cap Growth and ESG Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences

76	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the six months ended December 31, 2020, were as follows:

	Purchases		Proceeds

	U.S. Government	Other	U.S. Government	Other

Balanced	$3,954,013	$12,943,811	$1,876,147	$7,349,854
Dividend Growth	—	44,441,682	—	61,736,884
Global Dividend Growth	—	2,561,756	—	2,823,307
Large Cap Growth	—	9,224,751	—	10,733,064
ESG Growth	—	726,273	—	400,001
Mid Cap Growth	—	17,824,683	—	21,322,402
Small Cap Dividend Growth	—	2,434,551	—	2,755,829
Small Cap Growth	—	15,601,111	—	16,637,779
International Growth	—	1,404,681	—	1,252,978
Developing Markets Growth	—	501,426	—	453,788

DECEMBER 31, 2020	77

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended December 31, 2020 (Continued)

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

		Net of Adviser’s
	Management Fee	Voluntary Fee Waiver
Balanced	1.00%	N/A
Dividend Growth Fund Class I and Class S	1.00%	0.70%
Global Dividend Growth Fund Class I and Class S	1.25%	1.00%
Large Cap Growth	1.00%	N/A
ESG Growth Fund Class I and Class S	1.25%	1.00%
Mid Cap Growth	1.25%	N/A
Small Cap Dividend Growth Fund Class I and Class S	1.25%	1.00%
Small Cap Growth	1.50%	N/A
International Growth	1.50%	N/A
Developing Markets Growth	2.00%	1.40%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

Effective October 1, 2017, the Adviser has agreed to limit the management fee of the Dividend Growth Fund to 0.70%, the Global Dividend Growth Fund to 1.00%, the ESG Growth Fund to 1.00%, the Small Cap Dividend Growth Fund to 1.00% and the Developing Markets Growth Fund to 1.40% for the period through June 30, 2021 of the Fund’s daily average net assets, respectively.

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 2020:

		% Shares
	Shares	Outstanding
Balanced	371,639	18.2
Dividend Growth	1,615,890	11.0
Global Dividend Growth	517,211	25.4
Large Cap Growth	790,815	27.7
ESG Growth	464,165	95.0
Mid Cap Growth	4,459,382	48.8
Small Cap Dividend Growth	670,250	50.0
Small Cap Growth	1,028,178	56.8
International Growth	790,726	58.6
Developing Markets Growth	310,711	47.9

78	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

(5)	Capital Share Activity

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the six months ended December 31, 2020, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth	$44	$—
Global Dividend Growth	27	2
Large Cap Growth	2,729	—
ESG Growth	1	—
Mid Cap Growth	2	—

DECEMBER 31, 2020	79

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 to December 31, 2020.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Fund	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20- 12/31/20)

Balanced Fund
Actual	$1,000	$1,154.70	$5.43
Hypothetical	$1,000	$1,020.16	$5.09

Dividend Growth Fund
Actual
Class I	$1,000	$1,206.60	$3.89
Class S	$1,000	$1,205.60	$5.28
Hypothetical
Class I	$1,000	$1,021.68	$3.57
Class S	$1,000	$1,020.42	$4.84

Global Dividend Growth Fund
Actual
Class I	$1,000	$1,206.50	$5.56
Class S	$1,000	$1,205.70	$6.95
Hypothetical
Class I	$1,000	$1,020.16	$5.09
Class S	$1,000	$1,018.90	$6.36

Large Cap Growth Fund
Actual	$1,000	$1,229.20	$5.62
Hypothetical	$1,000	$1,020.16	$5.09

ESG Growth Fund
Actual
Class I	$1,000	$1,187.50	$5.51
Class S	$1,000	$1,185.60	$6.89
Hypothetical
Class I	$1,000	$1,020.16	$5.09
Class S	$1,000	$1,018.90	$6.36

Mid Cap Growth Fund
Actual	$1,000	$1,280.50	$7.19
Hypothetical	$1,000	$1,018.90	$6.36

Small Cap Dividend Growth Fund
Actual
Class I	$1,000	$1,284.80	$5.76
Class S	$1,000	$1,283.60	$7.19
Hypothetical
Class I	$1,000	$1,020.16	$5.09
Class S	$1,000	$1,018.90	$6.36

80	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited) (Continued)

Fund	Beginning Account Value (7/1/20)	Ending Account Value (12/31/20)	Expenses Paid During Period* (7/1/20- 12/31/20)

Small Cap Growth Fund
Actual	$1,000	$1,331.30	$8.81
Hypothetical	$1,000	$1,017.64	$7.63

International Growth Fund
Actual	$1,000	$1,222.50	$8.40
Hypothetical	$1,000	$1,017.64	$7.63

Developing Markets Growth Fund
Actual	$1,000	$1,282.80	$8.06
Hypothetical	$1,000	$1,018.15	$7.12

*Expenses are equal to the Fund’s annualized expense ratio of 0.70% for the Dividend Growth, Class I Fund; 0.95% for the Dividend Growth, Class S Fund; 1.00%, for the Balanced, Global Dividend Growth, Class I, Large Cap Growth, ESG Growth, Class I, and Small Cap Dividend Growth, Class I Funds; 1.25% for Dividend Growth, Class S, Global Dividend Growth, Class S, ESG Growth, Class S, Mid Cap Growth, and Small Cap Dividend Growth, Class S Funds;1.40% for Developing Markets Growth Fund and 1.50% for Small Cap Growth, and International Growth Funds, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

DECEMBER 31, 2020	81

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

A description of the policies and procedures that Sit Investment uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.sitfunds.com, without charge by calling 800-332-5580 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. The Funds’ proxy voting record is available without charge by calling 800-332-5580 and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June.

QUARTERLY SCHEDULE OF INVESTMENTS SCHEDULES

Each Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of investments, as filed on Form N-PORT, is also available on its website at www.sitfunds.com, or without charge by calling 800-332-5580.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

At their joint meeting held on October 19, 2020, the Boards of Directors (the “Boards”) of the Sit Mutual Funds (the “Funds”) reviewed the Funds’ liquidity risk management program (the “Program”) pursuant to the Liquidity Rule. Sit Investment Associates, Inc. (“SIA”), the investment adviser to the Funds, serves as the Program Administrator and provided the Boards with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation and any material changes to the Program as of September 30, 2020 (the “Report”).

The Report described its liquidity classification methodology and the determination that a Highly Liquid Investment Minimum is not currently necessary for any Fund. The Report also noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing, and periodically reviewing liquidity risk, as follows:

A. Each Fund’s investment strategy and liquidity of investments during both normal and reasonably foreseeable stressed conditions: SIA reviewed each Fund’s strategy and the determinations that each strategy remains appropriate for an open-end fund. This determination was based on each Fund’s holding’s liquidity, diversification, and average position size.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: The Report indicated that it considered historical net redemption activity and shareholder ownership concentration and distribution channels to determine each Fund’s Reasonably Anticipated Trading Size. It was also noted that each Fund has adopted an in-kind redemption policy which may be utilized to meet large redemption requests.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The report reviewed each Fund’s holdings of cash and cash equivalents, available borrowing arrangements if any, and other funding sources.

There were no material changes to the Program during the past year. The Report stated that SIA concluded that the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

82	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

ADDITIONAL INFORMATION (Unaudited) (Continued)

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 19, 2020 the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mid Cap Growth Fund, Inc. dated November 1, 1996; Sit Large Cap Growth Fund, Inc. dated November 1, 1996; and Sit Mutual Funds Inc., dated November 1, 1992 (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to the Boards’ selection of SIA as the investment adviser, and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser and the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to equity securities, SIA identifies growth-oriented securities issued by companies with the potential for earnings growth at a faster rate than the general economy and market index. SIA believes that earnings growth is the primary determinant of superior long-term returns for equity securities, and invests in companies it believes exhibit above market and consistent growth as well as conservative and cyclical growth companies. SIA’s actively managed portfolios not only concentrate on the best growth opportunities but do so at reasonable valuation levels. The Directors determined that the Stock Funds’ investment objectives are consistent with SIA’s investment philosophy and growth style. The Directors reviewed the Stock Funds’ portfolio characteristics, and noted that SIA has consistently managed the Stock Funds in a growth style and the Directors found no indication of style drift away from growth stocks over market cycles. The Directors noted that in periods during which growth stocks have generally under-performed relative to value stocks, the Stock Funds may not rank favorably in comparisons with other funds investing in value stocks.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to equity securities, SIA utilizes a team based top-down and bottom-up investment decision making process.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $14.9 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as equity growth funds.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

DECEMBER 31, 2020	83

ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses, except interest, brokerage commissions and transaction charges, certain extraordinary expenses, and fees paid under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class S shares of Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Dividend Growth Fund, and Sit ESG Growth Fund. The Directors reviewed fees paid in prior years and the current fees to be paid under the Agreements both before and after fee waivers with respect to Sit Developing Markets Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Dividend Growth Fund, and Sit ESG Growth Fund.

The Directors compared each Fund’s expense ratio to the average and median expense ratios of no-load mutual funds within the same Morningstar, Inc. investment category, the average expense ratios for load funds within the Morningstar category, and the average expense ratios for all funds within the Morningstar category. Certain of the Fund’s expense ratios were higher than the averages, and certain of the Fund’s expense ratios were lower than the averages. The Directors noted that the Morningstar no-load categories include funds of various asset sizes, some of which are significantly larger in assets than the Funds. The Directors found each Fund’s total expense ratio to be within an acceptable range compared to the total expense ratios of other no-load funds within the Fund’s Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the amount of the Funds’ current assets and the likelihood and magnitude of future increases in the Funds’ assets, negotiating a graduated fee structure for each Fund is unnecessary at this time since the fees to be paid under the current Agreements are reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA and recognized that the Funds’ expenses are borne by SIA except as noted above. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds and concluded that both are consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

84	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Semi-Annual Report
December 31, 2020

INVESTMENT ADVISER	INDEPENDENT REGISTERED PUBLIC

Sit Investment Associates, Inc.	ACCOUNTING FIRM

80 S. Eighth Street	KPMG LLP

Suite 3300	Minneapolis, MN

Minneapolis, MN 55402

GENERAL COUNSEL

CUSTODIAN	Dorsey & Whitney LLP

The Bank Of New York Mellon	Minneapolis, MN

111 Sanders Creek Parkway

Syracuse, NY 13057

TRANSFER AGENT AND

DISBURSING AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Sit Mutual Funds

1-800-332-5580

www.sitfunds.com

Sit Stock 12-20

Item 2:    Code of Ethics. Not applicable to Semi-Annual Report.

Item 3:    Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4:    Principal Accountant Fees and Services. Not applicable to Semi-Annual Report.

Item 5:    Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:    Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:    Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9:    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.    Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:    Controls and Procedures -

(a)    Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

b)    There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:    Exhibits:

(a)    The following exhibits are attached to this Form N-CSR:

(2)     A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)     Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mid Cap Growth Fund, Inc.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 26, 2021

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date February 26, 2021